                                                                    EXHIBIT 10.1

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                          CHARTER COMMUNICATIONS, INC.

                                       and

                             WELLS FARGO BANK, N.A.,

                                   as Trustee

                          ---------------------------

                                    INDENTURE

                          Dated as of November 22, 2004

                          ---------------------------

                    5.875% Convertible Senior Notes due 2009

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                                TABLE OF CONTENTS

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                                                                                                         PAGE
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                                              ARTICLE 1
                              DEFINITIONS AND INCORPORATION BY REFERENCE

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Section 1.01.  Definitions............................................................................     1
Section 1.02.  Other Definitions......................................................................    11
Section 1.03.  Incorporation by Reference of Trust Indenture Act......................................    12
Section 1.04.  Rules of Construction..................................................................    12

                                               ARTICLE 2
                                              THE NOTES

Section 2.01.  Form and Dating........................................................................    13
Section 2.02.  Execution and Authentication...........................................................    13
Section 2.03.  Registrar; Conversion Agent; and Paying Agent..........................................    14
Section 2.04.  Paying Agent to Hold Money in Trust....................................................    14
Section 2.05.  Holder Lists...........................................................................    15
Section 2.06.  Global Notes; Non-global Notes; Book-Entry Provisions..................................    15
Section 2.07.  Registration; Registration of Transfer and Exchange; Restrictions on Transfer..........    17
Section 2.08.  Replacement Notes......................................................................    20
Section 2.09.  Outstanding Notes......................................................................    20
Section 2.10.  Treasury Notes.........................................................................    21
Section 2.11.  Temporary Notes........................................................................    21
Section 2.12.  Cancellation...........................................................................    21
Section 2.13.  Defaulted Interest.....................................................................    22
Section 2.14.  Computation of Interest................................................................    22
Section 2.15.  CUSIP Numbers..........................................................................    22
Section 2.16.  Accreted Liquidated Damages; Deferred Interest.........................................    22

                                              ARTICLE 3
                                      REDEMPTION AND PREPAYMENT

Section 3.01.  Notices to Trustee.....................................................................    23
Section 3.02.  Selection of Notes to Be Redeemed......................................................    23
Section 3.03.  Notice of Redemption...................................................................    23
Section 3.04.  Effect of Notice of Redemption.........................................................    24
Section 3.05.  Deposit of Redemption Price............................................................    25
Section 3.06.  Notes Redeemed in Part.................................................................    25
Section 3.07.  Optional Redemption....................................................................    25
Section 3.08.  Mandatory Redemption...................................................................    26
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
                                              ARTICLE 4
                                              COVENANTS

Section 4.01.  Payment of Notes.......................................................................    26
Section 4.02.  Maintenance of Office or Agency........................................................    26
Section 4.03.  Reports................................................................................    27
Section 4.04.  Compliance Certificate.................................................................    27
Section 4.05.  Taxes..................................................................................    28
Section 4.06.  Stay, Extension and Usury Laws.........................................................    28
Section 4.07.  Corporate Existence....................................................................    28
Section 4.08.  Payments for Consent...................................................................    28
Section 4.09.  Registration and Listing...............................................................    28
Section 4.10.  Delivery of Certain Information........................................................    29
Section 4.11.  Resale of Certain Notes................................................................    29
Section 4.12.  Registration Rights....................................................................    29
Section 4.13.  Covenant to Redeem 5.75% Convertible Senior Notes Due 2005.............................    30
Section 4.14.  Waiver of Certain Covenants............................................................    30
Section 4.15.  Calculation of Tax Original Issue Discount.............................................    31

                                              ARTICLE 5
                                              SUCCESSORS

Section 5.01.  Merger, Consolidation, or Sale of Assets...............................................    31
Section 5.02.  Successor Corporation Substituted......................................................    32

                                              ARTICLE 6
                                        DEFAULTS AND REMEDIES

Section 6.01.  Events of Default......................................................................    32
Section 6.02.  Acceleration...........................................................................    34
Section 6.03.  Defaults and Remedies..................................................................    34
Section 6.04.  Waiver of Existing Defaults............................................................    34
Section 6.05.  Control by Majority....................................................................    35
Section 6.06.  Limitation on Suits....................................................................    35
Section 6.07.  Rights of Holders of Notes to Receive Payment and to Convert...........................    35
Section 6.08.  Collection Suit by Trustee.............................................................    36
Section 6.09.  Trustee May File Proofs of Claim.......................................................    36
Section 6.10.  Priorities.............................................................................    36
Section 6.11.  Undertaking for Costs..................................................................    37

                                              ARTICLE 7
                                               TRUSTEE

Section 7.01.  Duties of Trustee......................................................................    37
Section 7.02.  Rights of Trustee......................................................................    38
Section 7.03.  Individual Rights of Trustee...........................................................    39
Section 7.04.  Trustee's Disclaimer...................................................................    39
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
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Section 7.05.  Notice of Defaults.....................................................................    40
Section 7.06.  Reports by Trustee to Holders of the Notes.............................................    40
Section 7.07.  Compensation and Indemnity.............................................................    40
Section 7.08.  Replacement of Trustee.................................................................    41
Section 7.09.  Successor Trustee By Merger, etc.......................................................    42
Section 7.10.  Eligibility; Disqualification..........................................................    42
Section 7.11.  Preferential Collection of Claims Against the Company..................................    42

                                              ARTICLE 8
                                     MEETINGS OF HOLDERS OF NOTES

Section 8.01.  Purposes for Which Meetings May be Called..............................................    43
Section 8.02.  Call, Notice and Place of Meetings.....................................................    43
Section 8.03.  Persons Entitled to Vote at Meetings...................................................    43
Section 8.04.  Quorum; Action.........................................................................    43
Section 8.05.  Determination of Voting Rights; Conduct and Adjournment of Meetings....................    44
Section 8.06.  Counting Votes and Recording Action of Meetings........................................    45

                                              ARTICLE 9
                                   AMENDMENT, SUPPLEMENT AND WAIVER

Section 9.01.  Without Consent of Holders of Notes....................................................    45
Section 9.02.  With Consent of Holders of Notes.......................................................    46
Section 9.03.  Compliance with Trust Indenture Act....................................................    48
Section 9.04.  Revocation and Effect of Consents......................................................    48
Section 9.05.  Notation on or Exchange of Notes.......................................................    48
Section 9.06.  Trustee to Sign Amendments, etc........................................................    49

                                              ARTICLE 10
                                          CONVERSION OF NOTES

Section 10.01.  Conversion Privilege and Conversion Rate..............................................    49
Section 10.02.  Exercise of Conversion Privilege......................................................    51
Section 10.03.  Limitation on Beneficial Ownership....................................................    53
Section 10.04.  Cash Settlement Option................................................................    53
Section 10.05.  Fractions of Shares...................................................................    53
Section 10.06.  Exchange in Lieu of Conversion........................................................    54
Section 10.07.  Adjustment of Conversion Rate.........................................................    54
Section 10.08.  Interest Make Whole Upon Conversion...................................................    62
Section 10.09.  Notice of Adjustments of Conversion Rate..............................................    64
Section 10.10.  Notice of Certain Corporate Action....................................................    64
Section 10.11.  Company to Reserve Common Stock.......................................................    65
Section 10.12.  Taxes on Conversions..................................................................    65
Section 10.13.  Covenant as to Common Stock...........................................................    65
Section 10.14.  Cancellation of Converted Notes.......................................................    66
Section 10.15.  Provision in Case of Consolidation, Merger or Sale of Assets..........................    66
Section 10.16.  Responsibility of Trustee for Conversion Provisions...................................    67
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
                                              ARTICLE 11
               REPURCHASE OF NOTES AT THE OPTION OF THE HOLDER UPON A FUNDAMENTAL CHANGE

Section 11.01.  Right to Require Repurchase...........................................................    67
Section 11.02.  Notices; Method of Exercising Repurchase Right, etc...................................    68
Section 11.03.  Consolidation, Merger, etc............................................................    70

                                              ARTICLE 12
                                               SECURITY

Section 12.01.  Security..............................................................................    71

                                              ARTICLE 13
                                            MISCELLANEOUS

Section 13.01.  Trust Indenture Act Controls..........................................................    73
Section 13.02.  Notices...............................................................................    73
Section 13.03.  Communication by Holders of Notes with Other Holders of Notes.........................    74
Section 13.04.  Certificate and Opinion as to Conditions Precedent....................................    74
Section 13.05.  Statements Required in Certificate or Opinion.........................................    75
Section 13.06.  Tax Treatment of the Notes............................................................    75
Section 13.07.  Rules by Trustee and Agents...........................................................    76
Section 13.08.  No Personal Liability of Directors, Officers, Employees, Members and Stockholders.....    76
Section 13.09.  Governing Law.........................................................................    76
Section 13.10.  No Adverse Interpretation of Other Agreements.........................................    76
Section 13.11.  Successors............................................................................    76
Section 13.12.  Severability..........................................................................    76
Section 13.13.  Counterpart Originals.................................................................    77
Section 13.14.  Table of Contents, Headings, etc......................................................    77

                                              ARTICLE 14
                                      SATISFACTION AND DISCHARGE

Section 14.01.  Satisfaction and Discharge of Indenture...............................................    77
Section 14.02.  Application of Trust Money............................................................    78

EXHIBIT A.............................................................................................   A-1
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Annex A - Form of Restricted Notes Certificate

Annex B - Form of Unrestricted Notes Certificate

Annex C - Form of Surrender Certificate

                                       iv
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      INDENTURE dated as of November 22, 2004 among Charter Communications,
Inc., a Delaware corporation (as further defined below, the "Company"), and
Wells Fargo Bank, N.A., as trustee (the "Trustee").

      The Company and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Notes:

                                    ARTICLE 1
                   DEFINITIONS AND INCORPORATION BY REFERENCE

      Section 1.01. Definitions.

      "ACCRETED LIQUIDATED DAMAGES" means Share Lending Liquidated Damages that the Company has validly elected pursuant to Section 2.16 hereof and the Share
Lending Registration Rights Agreement to add to the Original Principal Amount of the Notes rather than pay in cash.

      "ACCRETED PRINCIPAL AMOUNT" means, for any Note as of any date of determination, (i) the Original Principal Amount of such Note, plus (ii) any Accreted Liquidated Damages for any applicable Damages Payment Date prior such date of determination.

      "ACQUIRER COMMON STOCK" means an acquirer's or Beneficial Owner Entity's class of common stock traded on a national securities exchange or quoted on the Nasdaq National Market or which will be so traded or quoted when issued or exchanged in connection with a Fundamental Change.

      "ACQUISITION VALUE" of Common Stock means, for each Trading Day in the Valuation Period, the value of the consideration paid per share of Common Stock in connection with such Public Acquirer Change of Control, as follows:

      (1)   for any cash, 100% of the face amount of such cash,

      (2) for any Acquirer Common Stock or any other securities that are traded on a U.S. national securities exchange or approved for quotation on the Nasdaq National Market, 100% of the Sale Price of such Acquirer Common Stock or other traded securities on each such Trading Day; and

      (3) for any other securities, assets or property, 102% of the fair market value of such security, asset or property on each such Trading Day, as determined by two independent nationally recognized investment banks selected by the Trustee for this purpose.

      "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the Voting Stock

                                       1
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of a Person shall be deemed to be control. For purposes of this definition, the terms "controlling, "controlled by" and "under common control with" shall have correlative meanings.

      "AGENT" means any Registrar, Paying Agent or Conversion Agent.

      "AGENT MEMBER" means any member of, or participant in, the Depositary.

      "ALLEN AFFILIATE" means any person in which Mr. Allen, directly or indirectly, owns at least a 50.1% equity interest, provided that the Company, Charter Holdco or any of its subsidiaries will not be included in such definition.

      "ALLOCABLE COLLATERAL" has the meaning specified in the Pledge Agreement.

      "APPLICABLE PROCEDURES" means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of DTC, in each case to the extent applicable to such transaction and as in effect from time to time.

      "AVERAGE PRICE" of Common Stock means, with respect to any conversion of Notes, the average of the Sale Prices of the Common Stock over the 20 Trading
Day period beginning on the third Trading Day immediately following the applicable Conversion Date for such conversion of Notes.

      "BANKRUPTCY LAW" means Title 11, U.S. Code or any similar Federal or state law of any jurisdiction relating to bankruptcy, insolvency, winding up, liquidation, reorganization or relief of debtors.

      "BENEFICIAL OWNER" has the meaning assigned to such term in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, and the term "BENEFICIAL OWNERSHIP" shall have a correlative meaning.

      "BENEFICIAL OWNER ENTITY" means any entity that is a direct or indirect
Beneficial Owner of more than 50% of the total voting power of all shares of an acquirer's capital stock that are entitled to vote generally in the election of directors.

      "BOARD OF DIRECTORS" means the Board of Directors of the Company or any authorized committee of the Board of Directors of the Company.

      "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors of the Company and to be in full force and effect on the date of such certification and delivered to the Trustee.

      "BUSINESS DAY" means any day other than a Legal Holiday.

      "CAPITAL STOCK" means:

      (1)   in the case of a corporation, corporate stock;

                                       2
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      (2)   in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents
            (however designated) of corporate stock;

      (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited);
            and

      (4) any other interest (other than any debt obligation) or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

      "CHANGE OF CONTROL" means the occurrence of any of the following:

      (1)the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" or "group" within the meaning of Section 13(d) of the Exchange Act (a "SECTION 13 PERSON"), other than the Principal and Related Parties, becomes the Beneficial Owner, directly or indirectly, of more than 35% of the Voting Stock of the Company, measured by voting power rather than number of shares, unless the Principal and the Related Parties, collectively, beneficially own, directly or indirectly, a greater percentage of Voting Stock of the Company, measured by voting power rather than number of shares, than such Section 13 Person;

      (2)the consummation of any transaction or event (whether by means of a liquidation, share exchange, tender offer, consolidation, recapitalization, reclassification, merger of the Company or any sale, lease or other transfer of the consolidated assets of the Company and its Subsidiaries) or a series of related transactions or events pursuant to which the Common Stock is exchanged for, converted into or constitutes solely the right to receive cash, securities or other property more than 10% of the fair market value of which consists of cash, securities or other property that are not, or upon issuance will not be, traded on any U.S. national securities exchange or quoted on the Nasdaq National
Market;

      (3)the sale, transfer, conveyance, lease or other disposition (including by way of liquidation or dissolution, but excluding by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Section 13 Person;

      (4)at any time, (i) the Principal or any Allen Affiliates purchases, in a transaction or series of transactions, shares of Common Stock and, solely as a result of such purchases, the aggregate number of shares of Common Stock held by the Principal and any Allen Affiliates exceeds 70% of the total number of shares of Common Stock issued and outstanding at such time (including any shares borrowed pursuant to the Share Lending Agreement) and (ii) the Sale Price of the Common Stock for any five Trading Days within the period of the 10 consecutive
Trading Days immediately after the later of (x) the last date of such purchases or (y) the public announcement of such purchases, is less than 100% of the Conversion Price of the Notes in effect on each of those Trading Days (for purposes of this clause (4), a purchase will not include any transaction whereby shares of Common Stock are acquired by the Principal or any Allen Affiliate as a result of the exchange and conversion of membership units of Charter Holdco for and into shares of Common Stock or the conversion of shares of the Company's
Class B

                                       3
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Common Stock, par value $.001 per share, into shares of Common Stock or issued in exchange (by merger or otherwise) for shares of a Person that holds units of
Charter Holdco; the calculation of the number of shares of Common Stock held by the Principal and the Allen Affiliates will not include securities exchangeable or convertible into shares of Common Stock.

      (5)after the Issue Date, the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors; or

      (6)the adoption of a plan relating to the liquidation or dissolution of the Company.

      "CHARTER HOLDCO" means Charter Communications Holding Company LLC.

      "COLLATERAL ACCOUNT" has the meaning specified in the Pledge Agreement.

      "COLLATERAL AGENT" means Wells Fargo Bank, N.A., and its permitted successors and assigns, as collateral agent under the Pledge Agreement.

      "COMMISSION" OR "SEC" means the Securities and Exchange Commission.

      "COMMON STOCK" includes any stock of any class of capital stock which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer thereof and which is not subject to redemption by the issuer thereof.

      "COMMON STOCK" means the Class A Common Stock, par value $.001 per share, of the Company authorized at the date of this instrument as originally executed.
Subject to the provisions of Section 10.15, shares issuable on conversion or repurchase of Notes shall include only shares of Common Stock or shares of any class or classes of common stock resulting from any reclassification or reclassifications thereof; provided, however, that if at any time there shall be more than one such resulting class, the shares so issuable on conversion of Notes shall include shares of all such classes, and the shares of each such class then so issuable shall be substantially in the proportion that the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

      "COMPANY" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "COMPANY" shall mean such successor Person.

      "CONTINUING DIRECTORS" means a member of the Board of Directors who either:

      (1) was a member of the Board of Directors on the Issue Date; or

      (2) becomes a member of the Board of Directors subsequent to the Issue
Date and whose appointment, election or nomination for election by the Company's shareholders is duly approved by a majority of the Continuing Directors on the Board of Directors at the time of such

                                       4
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approval, either by a specific vote or by approval of the proxy statement issued by the Company on behalf of the Board of Directors in which such individual is named as nominee for director.

      "CONVERSION AGENT" means any Person authorized by the Company to convert
Notes in accordance with Article 10. The Company has initially appointed the Trustee as its Conversion Agent pursuant to Section 2.03 hereof.

      "CONVERSION PRICE" as of any date shall equal U.S. $1,000 divided by the Conversion Rate in effect on such date (rounded to the nearest cent).

      "CONVERSION RATE" has the meaning specified in Section 10.01(a) hereof.

      "CORPORATE TRUST OFFICE OF THE TRUSTEE" shall be at the address of the Trustee specified in Section 13.02 or such other address as to which the Trustee may give notice to the Company.

      "DAMAGES PAYMENT DATE" means the 16th day of any month, on which Share
Lending Liquidated Damages are payable pursuant to the Share Lending
Registration Rights Agreement.

      "DAMAGES RECORD DATE" means, with respect to any Damages Payment Date, the first day of the month in which such Damages Payment Date occurs.

      "DEFAULT" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

      "DEFERRED INTEREST" has the meaning specified in Section 2.16(b).

      "DEPOSITARY" means, with respect to any Notes (including any Global
Notes), a clearing agency that is registered under the Exchange Act and is designated by the Company to act as Depositary for such Notes (or any successor securities clearing agency so registered).

      "DTC" means The Depository Trust Company, a New York corporation.

      "EARLY CONVERSION MAKE WHOLE AMOUNT" has the meaning specified in Section
10.08(a).

      "EFFECTIVE DATE" means the date of consummation or effectiveness of a transaction described in clause (2) of the definition of Change of Control.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      "FUNDAMENTAL CHANGE" means a Change of Control or a Termination of Trading

      "GLOBAL NOTE" means a Note that is registered in the Note Register for the Notes in the name of a Depositary or a nominee thereof.

      "GUARANTEE" or "GUARANTEE" means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or

                                       5
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reimbursement agreements in respect thereof, of all or any part of any
Indebtedness, measured as the lesser of the aggregate outstanding amount of the
Indebtedness so guaranteed and the face amount of the Guarantee.

      "HOLDER" means the Person in whose name the Note is registered in the Note
Register.

      "INDEBTEDNESS" means, with respect to any specified Person, any indebtedness of such Person, whether or not contingent:

      (1)   in respect of borrowed money;

      (2)   evidenced by bonds, notes, debentures or similar instruments; or

      (3)   representing capital lease obligations.

The amount of any Indebtedness outstanding as of any date shall be (i) the accreted value thereof, in the case of any Indebtedness issued with original issue discount; and (ii) the principal amount (or portion of the discounted rental stream attributable to principal in the case of capitalized leases) thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

      "INDENTURE" means this Indenture, as amended or supplemented from time to time.

      "INTEREST PAYMENT DATE" means the Stated Maturity of an installment of interest on the Notes.

      "ISSUE DATE" means November 22, 2004.

      "LEGAL HOLIDAY", when used with respect to any place of payment or Place of Conversion, as the case may be, means a Saturday, a Sunday or a day on which banking institutions in The City of New York, at such place of payment or Place of Conversion, as the case may be, are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

      "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset given to secure indebtedness, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction with respect to any such lien, pledge, charge or security interest).

      "LIQUIDATED DAMAGES" means Resale Liquidated Damages or Share Lending
Liquidated Damages.

                                       6
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      "MATURITY", when used with respect to any Notes, means the date on which the Accreted Principal Amount of such Notes becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of the repurchase right set forth in
Article 11 or otherwise.

      "NON-GLOBAL NOTE" means a Note that is in definitive, fully registered form, without interest coupons, and that is not a Global Note.

      "NOTES" means the Company's 5.875% Convertible Senior Notes due 2009 and more particularly means any Notes authenticated and delivered under this Indenture.

      "OFFERING MEMORANDUM" the final offering memorandum of the Company, dated
November 16, 2004, prepared in connection with the offering of the Notes.

      "OFFICER" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the
Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

      "OFFICERS' CERTIFICATE" means a certificate signed on behalf of the Company by two Officers of the Company, one of whom must be the principal executive officer, the chief financial officer or the treasurer of the Company that meets the requirements of Section 13.05.

      "OPINION OF COUNSEL" means an opinion from legal counsel who is reasonably acceptable to the Trustee, that meets the requirements of Section 13.05. The counsel may be an employee of or counsel to the Company or any Subsidiary of the Company.

      "ORIGINAL PRINCIPAL AMOUNT" of a Note means the stated Original Principal
Amount as set forth on the face of such Note.

      "PERSON" means any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization, government or agency or political subdivision thereof or any other entity.

      "PLACE OF CONVERSION" means any city in which any Conversion Agent is located.

      "PLEDGE AGREEMENT" means the Collateral Pledge and Security Agreement, dated as of November 22, 2004, among the Company, the Trustee and the Collateral
Agent, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.

      "PLEDGED SECURITIES" has the meaning specified in the Pledge Agreement.

      "PREDECESSOR NOTE" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.08 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

                                       7

      "PRINCIPAL" means Paul G. Allen.

      "PUBLIC ACQUIRER CHANGE OF CONTROL" means any transaction described in clause (2) of the definition of Change of Control where the acquirer, or any entity that is a direct or indirect Beneficial Owner of more than 50% of the total voting power of all shares of such acquirer's capital stock that are entitled to vote generally in the election of directors, has a class of common stock traded on a national securities exchange or quoted on the Nasdaq National Market or which will be so traded or quoted when issued or exchanged in connection with such Change of Control.

      "PURCHASE AGREEMENT" means the Purchase Agreement, dated as of November 16, 2004, among the Company and Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated (the "REPRESENTATIVES"), as representatives of the Purchasers, as such agreement may be amended from time to time.

      "PURCHASERS" means the initial purchasers of the Notes specified in the Purchase Agreement.

      "QUALIFIED INSTITUTIONAL BUYER" shall mean a "qualified institutional buyer" as defined in Rule 144A.

      "RECORD DATE PERIOD" means the period from the close of business of any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date.

      "REDEMPTION DATE", when used with respect to any Note to be redeemed, means the date fixed for redemption by or pursuant to this Indenture.

      "REDEMPTION MAKE WHOLE AMOUNT" has the meaning specified in Section 10.08(b).

      "REDEMPTION PRICE" has the meaning specified in Section 3.07.

      "REGULAR RECORD DATE" for interest payable in respect of any Note on any Interest Payment Date means the May 1 or November 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date.

      "RELATED PARTY" means:

      (1) the spouse or an immediate family member, estate or heir of the Principal; or

      (2)any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding an 80% or more controlling interest of which consist of the Principal and/or such other Persons referred to in the immediately preceding clause (1) or this clause (2).

      "RESALE LIQUIDATED DAMAGES" means Liquidated Damages as defined in, and as payable pursuant to, the Resale Registration Rights Agreement.

      "RESALE REGISTRATION RIGHTS AGREEMENT" means the Resale Registration Rights Agreement, dated as of November 22, 2004, between the Company and the Representatives, as such agreement may be amended from time to time.

      "RESPONSIBLE OFFICER" when used with respect to the Trustee, means any officer within the Corporate Trust Administration of the Trustee (or any successor group of the Trustee) with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

      "RESTRICTED NON-GLOBAL NOTE" means a Restricted Note other than a Global Note.

      "RESTRICTED NOTES" means all Notes required pursuant to Section 2.07(c) to bear any Restricted Notes Legend. Such term includes the Restricted Global Note.

      "RESTRICTED NOTES CERTIFICATE" means a certificate substantially in the form set forth in Annex A.

      "RESTRICTED NOTES LEGEND" means, collectively, the legends substantially in the forms of the legends required in the form of Note set forth in Exhibit A to be placed upon each Restricted Note.

      "RULE 144" means Rule 144 promulgated under the Securities Act.

      "RULE 144A" means Rule 144A promulgated under the Securities Act.

      "SALE PRICE" of Common Stock or any other security on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and asked prices or, if more than one in either case, the average of the average bid and the average asked prices) on that date as reported in transactions for the principal U.S. securities exchange on which the Common Stock or such other security is traded, or if the Common Stock or such other security is not listed on a U.S. national or regional securities exchange, as reported by the Nasdaq National Market. The Sale Price will be determined without reference to after-hours or extended market trading. If the Common Stock or such other security is not listed for trading on a U.S. national or regional securities exchange and not reported by the Nasdaq National Market on the relevant date, the Sale Price will be the last quoted bid price for the Common Stock or such other security in the Nasdaq Small Cap Market or in the over-the-counter market on the relevant date as reported by Pink Sheets LLC or any similar organization. If the Common Stock or such other security is not so quoted, the Sale Price will be the average of the mid-point of the last bid and asked prices for the Common Stock or such other security on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose.

      "SECURITIES ACT" means the Securities Act of 1933, as amended.

      "SHARE LENDING LIQUIDATED DAMAGES" means Liquidated Damages as defined in, and as payable pursuant to, the Share Lending Registration Rights Agreement.

      "SHARE LENDING REGISTRATION RIGHTS AGREEMENT" means the Share Lending Registration Rights Agreement, dated as of November 22, 2004, between the Company and Citigroup Global Markets Inc., as such agreement may be amended from time to time.

      "SIGNIFICANT SUBSIDIARY" means any Subsidiary of the Company which is a Significant Subsidiary as defined in Rule 1-02(w) of Regulation S-X under the Exchange Act.

      "STATED MATURITY", when used with respect to the Accreted Principal Amount of any Note or the payment of interest on any Note, means the date specified in such Note as the fixed date on which the Accreted Principal Amount of such Note or such installment of interest is due and payable.

      "STOCK PRICE" means the price per share of Common Stock paid in connection with a corporate transaction described in clause (2) of the definition of Change of Control, which shall be equal to (i) if holders of Common Stock receive only cash in such corporate transaction, the cash amount paid per share of Common Stock and (ii) in all other cases, the average of the Sale Prices of Common Stock on the ten Trading Days up to but not including the Effective Date.

      "SUBSIDIARY" means, with respect to any Person:

      (1)any corporation, association or other business entity of which at least 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and, in the case of any such entity of which 50% of the total voting power of shares of Capital Stock is so owned or controlled by such Person or one or more of the other Subsidiaries of such Person, such Person and its Subsidiaries also has the right to control the management of such entity pursuant to contract or otherwise; and

      (2)any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

      "SUCCESSOR NOTE" of any particular Note means every Note issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.08 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

      "SURRENDER CERTIFICATE" means a certificate substantially in the form set forth in Annex C.

      "TAX ORIGINAL ISSUE DISCOUNT" means the amount of ordinary interest income on a Note that must be accrued as original issue discount for United States federal income tax purposes pursuant to Treasury regulation section 1.1275-4 or any successor provision.

      "TERMINATION OF TRADING" will be deemed to have occurred if the Common Stock (or other common stock into which the Notes are convertible) is neither listed for trading on a U.S. national securities exchange nor approved for trading on the Nasdaq National Market; provided that a Termination of Trading will not occur so long as the Common Stock is listed for trading on the Nasdaq Small Cap market or quoted bid prices for the Common Stock in the over-the-counter market are reported by Pinks Sheets LLC or any similar organization.

      "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. ss. 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, then "TIA" means, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

      "TRADING DAY" means a day during which trading in securities generally occurs on the principal U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a national or regional securities exchange, on the Nasdaq National Market or, if the Common Stock is not then quoted on the Nasdaq National Market, on the principal other market on which the Common Stock is traded.

      "TRUSTEE" means Wells Fargo Bank, N.A. until a successor replaces Wells Fargo Bank, N.A. in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

      "UNRESTRICTED NOTES CERTIFICATE" means a certificate substantially in the form set forth in Annex B.

      "VOTING STOCK" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the board of directors of such Person.

      Section 1.02. Other Definitions.

                                                                                    Defined in
Term                                                                                  Section
----                                                                                  -------
"Accepted Purchased Shares"..........................................                 10.07(g)
"Additional Shares"..................................................                 10.01(b)
"Authentication Order"...............................................                  2.02
"Constituent Person".................................................                 10.15
"Conversion Date"....................................................                 10.02(a)
"Conversion Rate"....................................................                 10.01(a)
"Conversion Settlement Date".........................................                 10.02(c)
"Current Market Price"...............................................                 10.07(h)
"Event of Default"...................................................                  6.01
"Expiration Date"....................................................                 10.07(f)
"fair market value"..................................................                 10.07(j)
"Non-Electing Share".................................................                 10.15
"Note Register"......................................................                  2.03
"Offer Expiration Date"..............................................                 10.07(g)
"Paying Agent".......................................................                  2.03

                                                                                    Defined in
Term                                                                                  Section
----                                                                                  -------
"Accepted Purchased Shares"..........................................                 10.07(g)
"Payment Default"....................................................                  6.01
"Purchased Shares"...................................................                 10.07(f)
"Record Date"........................................................                 10.07(i)
"Registrar"..........................................................                  2.03
"Repurchase Date"....................................................                 11.02
"Repurchase Price"...................................................                 11.01
"Restricted Global Note".............................................                  2.01
"Rule 144A Information"..............................................                  4.10
"Specified Percentage" ..............................................                 10.03
"Statistical Release"................................................                 10.08(b)
"Trigger Event"......................................................                 10.07(d)
"Valuation Period"...................................................                 10.01(e)

      Section 1.03. Incorporation by Reference of Trust Indenture Act.

      Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

      "INDENTURE SECURITIES" means the Notes;

      "INDENTURE SECURITY HOLDER" means a Holder of a Note;

      "INDENTURE TO BE QUALIFIED" means this Indenture;

      "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee; and

      "OBLIGOR" on the Notes means the Company and any successor obligor upon the Notes.

      All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

      Section 1.04. Rules of Construction.

      Unless the context otherwise requires:

      (a) a term has the meaning assigned to it;

      (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

      (c) "or" is not exclusive;

      (d) words in the singular include the plural, and in the plural include the singular;

      (e) provisions apply to successive events and transactions;

      (f) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement of successor sections or rules adopted by the Commission from time to time;

      (g) references to any statute, law, rule or regulation shall be deemed to refer to the same as from time to time amended and in effect and to any successor statute, law, rule or regulation; and

      (h) references to any contract, agreement or instrument shall mean the same as amended, modified, supplemented or amended and restated from time to time, in each case, in accordance with any applicable restrictions contained in this Indenture.

                                    ARTICLE 2
                                    THE NOTES

      Section 2.01. Form and Dating.

      The Notes, the Trustee's certificate of authentication and the conversion notices shall be substantially in the form of Exhibit A hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Original Principal Amount of the Notes shall be in denominations of $1,000 and integral multiples thereof.

      The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

      Upon their original issuance, Notes issued as contemplated by the Purchase Agreement to Qualified Institutional Buyers in reliance on Rule 144A shall be issued in the form of one or more Global Notes in definitive, fully registered form without interest coupons and bearing the Restricted Note Legend. Such Global Note shall be registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Notes represented thereby (or such other accounts as they may direct). Such Global Note, together with its Successor Notes which are Global Notes, are collectively herein called the "Restricted Global Notes".

      Section 2.02. Execution and Authentication.

      Two Officers shall sign the Notes for the Company by manual or facsimile signature.

      If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid.

      A Note shall not be valid until authenticated by the manual signature (which may be by facsimile) of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

      At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication; and the Trustee shall authenticate and deliver such Notes upon a written order of the Company signed by an Officer of the Company (an "Authentication Order"). Such Authentication Order shall specify the amount of Notes to be authenticated and the date on which the Notes are to be authenticated and whether the Notes are to be issued as one or more Global Notes and such other information as the Company may include or the Trustee may reasonably request. The aggregate Original Principal Amount of Notes that may be outstanding under this Indenture at any time may not exceed $862,500,000, except as provided in Section 2.08.

      The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of the Company.

      Section 2.03. Registrar; Conversion Agent; and Paying Agent.

      The Company shall maintain an office or agency where Notes may be presented for registration of transfer, exchange, conversion, redemption or repurchase ("Registrar" and with respect to conversion, "Conversion Agent") and an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer, exchange and conversion (the register maintained in such office, the "Note Register"). The Company may appoint one or more co-registrars or conversion agents and one or more additional paying agents. The term "Registrar" includes any co-registrar, the term "Conversion Agent" includes any co-conversion agent and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent, Registrar or Conversion Agent without notice to any Holder. The Company shall promptly notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent, Registrar or Conversion Agent.

      The Company initially appoints DTC to act as Depositary with respect to the Global Notes.

      The Company initially appoints the Trustee to act as the Registrar, Paying Agent and Conversion Agent, custodian and Collateral Agent with respect to the Global Notes.

      Section 2.04. Paying Agent to Hold Money in Trust.

      The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of the Accreted Principal Amount, premium, if any, or interest on the Notes, and shall notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Notes.

      Section 2.05. Holder Lists.

      The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA ss. 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Notes and the Company shall otherwise comply with TIA ss. 312(a).

      Section 2.06. Global Notes; Non-global Notes; Book-Entry Provisions.

      (a) Global Notes

            (i) Each Global Note authenticated under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Note or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Note shall constitute a single Note for all purposes of this Indenture.

            (ii) Notwithstanding any other provisions of this Indenture or the Notes, a Global Note shall not be exchanged in whole or in part for a Note registered in the name of any Person other than the Depositary or one or more nominees thereof, provided that a Global Note may be exchanged for Notes registered in the names of any Person designated by the Depositary in the event that (A) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Note or such Depositary has ceased to be a "clearing agency" registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days, (B) to the extent permitted by the Depositary, the Company, in its sole discretion, determines at any time that the Notes shall no longer be represented by Global Notes and shall inform such Depositary of such determination; or (C) there is a request by or on behalf of the Depository in accordance with its customary procedures to exchange an interest in the Global Notes for Non-global Notes. Any Global Note exchanged pursuant to clause (A) above shall be so exchanged in whole and not in part, and any Global Note exchanged pursuant to clause (B) or
      (C) above may be exchanged in whole or from time to time in part as directed by the Depositary. Any Note issued in exchange for a Global Note or any portion thereof shall be a Global Note; provided that any such Note so issued that is registered in the name of a person other than the Depositary or a nominee thereof shall not be a Global Note.

            (iii) If any Global Note is to be exchanged for other Notes or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Note Registrar, for exchange or cancellation, as provided in this Article 2. If any Global Note is to be exchanged for other Notes or canceled in part, or if another Note is to be exchanged in whole or in part for a beneficial interest in any Global Note, in each case, as provided in Section 2.07, then either (A) such Global Note shall be so surrendered for exchange or cancellation, as provided in this Article 2, or (B) the Original Principal Amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the Original Principal Amount of such other Note to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Note, the Trustee shall, subject to Section 2.07(c) and as otherwise provided in this Article 2, authenticate and deliver any Notes issuable in exchange for such Global Note (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Notes that are not in the form of Global Notes. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this
      Article 2 if such order, direction or request is given or made in accordance with the Applicable Procedures.

            (iv) Every Note authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Note or any portion thereof, whether pursuant to this Article 2 or otherwise, shall be authenticated and delivered in the form of, and shall be, a registered Global Note, unless such Note is registered in the name of a Person other than the Depositary for such Global Note or a nominee thereof, in which case such Note shall be authenticated and delivered in definitive, fully registered form, without interest coupons.

            (v) The Depositary or its nominee, as registered owner of a Global Note, shall be the Holder of such Global Note for all purposes under the Indenture and the Notes, and owners of beneficial interests in a Global Note shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Note shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members and such owners of beneficial interests in a Global Note shall not be considered the owners or holders thereof.

      (b) Non-global Notes. Notes issued upon the events described in Section 2.06(a)(ii) shall be in definitive, fully registered form, without interest coupons, and shall bear the Restricted Notes Legend if and as required by this Indenture.

      Section 2.07. Registration; Registration of Transfer and Exchange; Restrictions on Transfer.

      (a) Upon surrender for registration of transfer of any Note at an office or agency of the Company designated pursuant to Section 2.03 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate Original Principal Amount and bearing such restrictive legends as may be required by this Indenture.

      At the option of the Holder, and subject to the other provisions of this
Section 2.07, Notes may be exchanged for other Notes of any authorized denomination and of a like aggregate Original Principal Amount, upon surrender of the Notes to be exchanged at any such office or agency. Whenever any Notes are so surrendered for exchange, and subject to the other provisions of this
Section 2.07, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive. Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Registrar duly executed, by the Holder thereof or its attorney duly authorized in writing.

      All Notes issued upon any registration of transfer or exchange of Notes shall be the legal, valid and binding obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

      No service charge shall be made to a Holder for any registration of transfer or exchange of Notes except as provided in Section 2.08, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.06, 9.05, 10.02 or 11.02 (other than where the shares of Common Stock are to be issued or delivered in a name other than that of the Holder of the Note) not involving any transfer and other than any stamp and other duties, if any, which may be imposed in connection with any such transfer or exchange by the United States or any political subdivision thereof or therein, which shall be paid by the Company.

      In the event of a redemption of the Notes, neither the Company nor the Registrar will be required (a) to register the transfer of or exchange any Non-global Note for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Notes called for such redemption or
(b) to register the transfer of or exchange any Non-global Note, or portion thereof, called for redemption.

      (b) Certain Transfers and Exchanges. Notwithstanding any other provision of this Indenture or the Notes, transfers and exchanges of Notes and beneficial interests in a Global

Note of the kinds specified in this Section 2.07(b) shall be made only in accordance with this Section 2.07(b).

            (i) Restricted Global Note to Restricted Non-global Note. In the event that Non-global Notes are to be issued pursuant to Section 2.06(a)(ii) in connection with any transfer of Notes, such transfer may be effected only in accordance with the provisions of this Clause (b)(i) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Registrar, of (A) an Authentication Order from the Company directing the Trustee, as Registrar, to (x) authenticate and deliver one or more Notes of the same aggregate Original Principal Amount as the beneficial interest in the Restricted Global Note to be transferred, such instructions to contain the name or names of the designated transferee or transferees, the authorized denomination or denominations of the Notes to be so issued and appropriate delivery instructions and (y) decrease the beneficial interest of a specified Agent Member's account in a Restricted Global Note by a specified Original Principal Amount not greater than the Original Principal Amount of such Restricted Global Note, and (B) such other certifications, legal opinions or other information as the Company or the Trustee may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then the Trustee, as Registrar, shall decrease the Original Principal Amount of the Restricted Global Note by the specified amount and authenticate and deliver Notes in accordance with such instructions from the Company as provided in Section 2.06(a)(iii).

            (ii) Restricted Non-global Note to Restricted Global Note. If the Holder of a Restricted Non-global Note wishes at any time to transfer all or any portion of such Restricted Non-global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note, such transfer may be effected only in accordance with the provisions of this Clause (b)(ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Registrar, of (A) such Restricted Non-global Note as provided in Section 2.07(a) and written instructions from the Company directing that a beneficial interest in the Restricted Global Note in a specified Original Principal Amount not greater than the Original Principal Amount of such Restricted Non-global Note be credited to a specified Agent Member's account and (B) a Restricted Notes Certificate, satisfactory to the Trustee and duly executed by such Holder or its attorney duly authorized in writing, then the Trustee, as Registrar, shall cancel such Restricted Non-global Note (and issue a new Restricted Non-global Note in respect of any untransferred portion thereof) as provided in Section 2.07(a) and increase the Original Principal Amount of the Restricted Global Note by the specified Original Principal Amount as provided in Section 2.06(a)(iii).

            (iii) Exchanges Between Global Note and Non-global Note. A beneficial interest in a Global Note may be exchanged for a Non-global Note only as provided in Section 2.07 or only if such exchange occurs in connection with a transfer effected in accordance with Clause b(i) above, provided that, if such interest is a beneficial interest in the Restricted Global Note, then such interest shall be exchanged for a Restricted Non-global Note (subject in each case to Section 2.07(c)). A Restricted Non-global Note may be exchanged for a beneficial interest in a Global Note only if such exchange occurs in connection with a transfer effected in accordance with Clause (b)(ii) above.

      (c) Securities Act Legends. All Notes issued pursuant to this Indenture, and all Successor Notes, shall bear the Restricted Notes Legend, subject to the following:

            (i) subject to the following Clauses of this Section 2.07(c), a Note or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Note or any portion thereof shall bear the Restricted Notes Legend borne by such Global Note for which the Note was exchanged;

            (ii) subject to the following Clauses of this Section 2.07(c), a new Note which is not a Global Note and is issued in exchange for another Note (including a Global Note) or any portion thereof, upon transfer or otherwise, shall bear the Restricted Notes Legend borne by the Note for which the new Note was exchanged;

            (iii) any Notes which are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act (including the Shelf Registration Statement), together with their Successor Notes shall not bear a Restricted Notes Legend; the Company shall inform the Trustee in writing of the effective date of any such registration statement registering the Notes under the Securities Act and shall notify the Trustee at any time when prospectuses must be delivered with respect to Notes to be sold pursuant to such registration statement. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned registration statement;

            (iv) at any time after the Notes may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Note which does not bear a Restricted Notes Legend may be issued in exchange for or in lieu of a Note (other than a Global Note) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Notes Certificate, satisfactory to the Trustee and duly executed by the Holder of such Note bearing a Restricted Notes Legend or its attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such new Note in exchange for or in lieu of such other Note as provided in this Article 2

            (v) a new Note which does not bear a Restricted Notes Legend may be issued in exchange for or in lieu of a Note or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Note is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Note as provided in this Article 2; and

            (vi) notwithstanding the foregoing provisions of this Section 2.07(c), a Successor Note of a Note that does not bear a Restricted Notes Legend shall not bear such legend unless the Company has reasonable cause to believe that such Successor Note is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Note bearing a Restricted Notes Legend in exchange for such Successor Note as provided in this Article 2.

      (d) Any stock certificate representing shares of Common Stock issued upon conversion of the Notes shall bear a legend substantially in the form of the Restricted Notes Legend borne by such Notes, to the extent required by this Indenture, unless such shares of Common Stock have been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer) or sold pursuant to Rule 144(k) of the Securities Act, or unless otherwise agreed by the Company in writing with written notice thereof to the transfer agent for the Common Stock. With respect to the transfer of shares of Common Stock issued upon conversion of the Notes that are restricted hereunder, any deliveries of certificates, legal opinions or other instruments that would be required to be made to the Registrar in the case of a transfer of Notes, as described above, shall instead be made to the transfer agent for the Common Stock.

      (e) Neither the Trustee, the Paying Agent nor any of their agents shall
(i) have any duty to monitor compliance with or with respect to any federal or state or other securities or tax laws or (ii) have any duty to obtain documentation on any transfers or exchanges other than as specifically required hereunder.

      Section 2.08. Replacement Notes.

      If any mutilated Note is surrendered to the Trustee or the Company and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, the Company shall issue and the Trustee, upon receipt of an Authentication Order, shall authenticate a replacement Note if the Trustee's requirements are met. If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Company and the Trustee may charge for their expenses in replacing a Note. Every replacement Note is an additional legally binding obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

      Section 2.09. Outstanding Notes.

      The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions of this Indenture, and those described in this Section as not outstanding. Except as set forth in Section 2.10, a Note does not cease to be outstanding because either of the Company or an Affiliate of the Company holds the Note.

      If a Note is replaced pursuant to Section 2.08, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

      If the Accreted Principal Amount of any Note is considered paid under
Section 4.01, it ceases to be outstanding and interest on it ceases to accrue.

      If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, on a Redemption Date, Repurchase Date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

      If a Note is converted into Common Stock pursuant to Article 10, it ceases to be outstanding and interest on it ceases to accrue on the day of surrender of such Note or conversion.

      Section 2.10. Treasury Notes.

      In determining whether the Holders of the required Original Principal Amount of Notes have concurred in any direction, waiver or consent, or whether the Holders of the requisite Original Principal Amount of outstanding Notes are present at a meeting of Holders of Notes for quorum purposes, Notes owned by the Company, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, or any such determination as to the presence of a quorum, only Notes that a Responsible Officer of the Trustee knows are so owned shall be so disregarded.

      Section 2.11. Temporary Notes.

      Until certificates representing Notes are ready for delivery, the Company may prepare and the Trustee, upon receipt of an Authentication Order, shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of certificated Notes but may have variations that the Company considers appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Notes in exchange for temporary Notes.

      Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

      Section 2.12. Cancellation.

      The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar, Conversion Agent and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange, conversion or payment. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, conversion, payment, replacement or cancellation and shall dispose of such canceled Notes in its customary manner. The Company may not issue new Notes to replace Notes that they have paid or that have been delivered to the Trustee for cancellation.

      Section 2.13. Defaulted Interest.

      If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Notes and in Section 4.01. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment. The Company shall fix or cause to be fixed each such special record date and payment date; provided that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

      Section 2.14. Computation of Interest.

      Interest on the Notes (including any Liquidated Damages) shall be computed on the basis of a 360-day year of twelve 30-day months.

      Section 2.15. CUSIP Numbers.

      The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed in the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

      Section 2.16. Accreted Liquidated Damages; Deferred Interest.

      (a) If Share Lending Liquidated Damages are accruing pursuant to the Share Lending Registration Rights Agreement, the Company may elect to add such Share Lending Liquidated Damages to the Original Principal Amount of the Notes by notifying the Trustee and the Holders at least ten Business Days prior to the Damages Record Date for the Damages Payment Date on which such Share Lending Liquidated Damages would otherwise be payable. Any such Accreted Liquidated Damages shall be added to the Original Principal Amount of the Notes on the applicable Damages Payment Date.

      (b) If the Company has made the election described in Section 2.16(a) to have Accreted Liquidated Damages, the Company shall also be entitled to defer any interest that accrues with respect to the excess of the Accreted Principal Amount over the Original Principal Amount of any Note (the "DEFERRED INTEREST") until May 16, 2008, or any earlier Redemption Date, Repurchase Date or date of acceleration of the Accreted Principal Amount of the Notes and shall not be required to pay any additional interest or overdue interest on any accrued Deferred Interest for any period ending on May 16, 2008 or any earlier such date. The Company may elect to pay any accrued Deferred Interest on any Interest Payment Date prior to May 16, 2008 by notifying the Trustee and the Holders at least 10 days prior to the Regular Record Date for such Interest Payment Date.

                                    ARTICLE 3
                            REDEMPTION AND PREPAYMENT

      Section 3.01. Notices to Trustee.

      If the Company elects to redeem Notes pursuant to the optional redemption provisions of Section 3.07, it shall furnish to the Trustee, at least 30 days but not more than 60 days before a Redemption Date, an Officers' Certificate setting forth (i) the Redemption Date, (ii) the Original Principal Amount of Notes to be redeemed, (iii) whether the Company will deliver shares of Common Stock, or cash in lieu thereof, upon conversion of Notes called for redemption,
(v) if the Company elects to deliver cash upon any such conversion, the percentage of the Conversion Rate with respect to which the Company will pay cash and (vi) whether the Company will deliver cash or shares of Common Stock with respect to the Redemption Make Whole Amount owed upon conversion.

      Section 3.02. Selection of Notes to Be Redeemed.

      If less than all of the Notes are to be redeemed at any time, the Trustee shall select the Notes to be redeemed among the Holders of the Notes on a pro rata basis, by lot or in accordance with any other method the Trustee considers fair and appropriate. In the event of partial redemption by lot, the particular Notes to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the Redemption Date by the Trustee from the outstanding Notes not previously called for redemption. If any Note selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Note so selected, the converted portion of such Note shall be deemed (so far as may be) to be the portion selected for redemption. Notes which have been converted during a selection of Notes to be redeemed may be treated by the Trustee as outstanding for the purpose of such selection.

      The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the Original Principal Amount thereof to be redeemed. The Original Principal Amount of Notes and portions of Notes selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Notes of a Holder are to be redeemed, the entire outstanding Original Principal Amount of Notes held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

      Section 3.03. Notice of Redemption.

      At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address.

      The notice shall identify the Notes (including applicable CUSIP numbers) to be redeemed and shall state:

      (a) the Redemption Date;

      (b) the Redemption Price;

      (c) whether the Company will deliver shares of Common Stock or cash in lieu thereof upon conversion of any Notes called for redemption;

      (d) if the Company elects to deliver cash upon any such conversion, the percentage of the Conversion Rate with respect to which the Company will pay cash;

      (e) whether the Company will deliver cash or shares of Common Stock with respect to any Redemption Make Whole Amount owed upon conversion;

      (f) if any Note is being redeemed in part, the portion of the Original Principal Amount of such Note to be redeemed and that, after the Redemption Date upon surrender of such Note, a new Note or Notes in Original Principal Amount equal to the unredeemed portion shall be issued upon cancellation of the original Note;

      (g) the name and address of the Paying Agent;

      (h) that Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

      (i) that, unless the Company defaults in making such redemption payment, interest on Notes called for redemption ceases to accrue on and after the Redemption Date;

      (j) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes; and

      (k) the Conversion Rate, the date on which the right to convert the Notes to be redeemed will terminate (which shall be the Business Day immediately preceding the Redemption Date) and the places where Notes may be surrendered for conversion or the procedures for surrendering Notes.

      At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall have delivered to the Trustee, at least 45 days prior to the Redemption Date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

      Section 3.04. Effect of Notice of Redemption.

      Once notice of redemption is mailed in accordance with Section 3.03, Notes called for redemption become irrevocably due and payable on the Redemption Date at the Redemption Price. A notice of redemption may not be conditional.

      Section 3.05. Deposit of Redemption Price.

      At or prior to 10:00 a.m., New York City time, on the Redemption Date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the Redemption Price of all Notes to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts, including but not limited to any amounts in respect of Notes that are converted (subject to Section 10.02), necessary to pay the Redemption Price of all Notes to be redeemed. If the Company complies with the provisions of the first sentence of this Section 3.05, on and after the Redemption Date interest shall cease to accrue on the Notes or the portions of Notes called for redemption. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with this paragraph, interest shall be paid on the unpaid Accreted Principal Amount from the Redemption Date and such Note shall remain convertible until such Accreted Principal Amount is paid, and to the extent lawful on any interest not paid on such unpaid Accreted Principal Amount, in each case at the rate provided in the Notes and in Section 4.01.

      Section 3.06. Notes Redeemed in Part.

      Upon surrender of a Note that is redeemed in part, the Company shall issue and, upon the Company's written request, the Trustee shall authenticate for the Holder at the expense of the Company a new Note equal in Original Principal Amount to the unredeemed portion of the Note surrendered.

      Section 3.07. Optional Redemption.

      (a) The Company shall not have the option to redeem any Notes pursuant to this Section 3.07 prior to the earlier of (1) the sale of any Notes pursuant to the effective Shelf Registration Statement (as defined in the Resale Registration Rights Agreement) or (2) the date two years following the Issue Date. Following such date, the Company may redeem for cash the Notes (or in the case of clause (1) above, any such Notes that have been sold pursuant to the Shelf Registration Statement), in whole or in part, upon not less than 30 nor more than 60 days' notice, at a price in cash (the "REDEMPTION PRICE") equal to 100% of the Accreted Principal Amount of such Notes plus accrued and unpaid interest, Deferred Interest and Liquidated Damages, if any, on such Notes to, but excluding, the Redemption Date, if the Sale Price of the Common Stock has exceeded, for at least 20 Trading Days in any consecutive 30 Trading Day period, 180% of the Conversion Price if such 30 Trading Day period begins prior to November 16, 2007 and 150% of the Conversion Price if such 30 day Trading Day period begins thereafter. Notwithstanding the foregoing, if a Note is redeemed on an Interest Payment Date or during the Record Date Period, then any accrued and unpaid interest (including Liquidated Damages, but excluding any Deferred Interest) shall be paid to the Person in whose name such Note was registered at the close of business on the applicable Regular Record Date and the amount of any such interest to be paid shall be excluded from the Redemption Price.

      (b) Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Section 3.01 through 3.06.

      Section 3.08. Mandatory Redemption.

      Except as otherwise provided in Article 11, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

                                    ARTICLE 4
                                    COVENANTS

      Section 4.01. Payment of Notes.

      The Company shall pay or cause to be paid the Accreted Principal Amount, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes. The Accreted Principal Amount, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary thereof, holds as of 10:00 a.m. New York City time on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay the Accreted Principal Amount, premium, if any, and interest then due. Except as set forth in Section 2.16(a), the Company shall pay all Liquidated Damages, if any, in the same manner on the dates and in the amounts set forth in the Resale Registration Rights Agreement and the Share Lending Registration Rights Agreement.

      The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on the overdue Accreted Principal Amount and premium, if any, at the rate equal to 1% per annum in excess of the rate then in effect to the extent lawful; the Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

      Section 4.02. Maintenance of Office or Agency.

      The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency (which may be an office of the Trustee or an affiliate or agent of the Trustee, Registrar or co-registrar) where Notes may be surrendered for conversion, redemption, repurchase, registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

      The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of their obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

      The Company hereby designates the office of the Trustee located at Wells Fargo Corporate Trust, c/o The Depository Trust Company, 1st Floor -- TADS Dept., 55 Water Street, NY, NY 10041, as one such office or agency of the Company in accordance with Section 2.03.

      Section 4.03. Reports.

      After this Indenture has been qualified under the TIA, the Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the TIA at the times and in the manner provided pursuant to the TIA; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the trustee within 15 days after the same is so required to be filed with the Commission.

      Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

      Section 4.04. Compliance Certificate.

      (a) The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year have been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the Accreted Principal Amount of or interest, if any, on the Notes is prohibited or if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto.

      (b) The Company shall, so long as any of the Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

      Section 4.05. Taxes.

      The Company shall pay, and shall cause each of its Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Holders of the Notes.

      Section 4.06. Stay, Extension and Usury Laws.

      The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

      Section 4.07. Corporate Existence.

      Subject to Article 5, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or other existence of each of its Significant Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company or any such Significant Subsidiary and (ii) the rights (charter and statutory), licenses and franchises of the Company and its Significant Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Significant Subsidiaries, if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Significant Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders of the Notes.

      Section 4.08. Payments for Consent.

      The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, pay or cause to be paid any consideration to or for the benefit of any Holder of Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes unless such consideration is offered to be paid and is paid to all Holders of the Notes that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

      Section 4.09. Registration and Listing.

      The Company (i) will effect all registrations with, and obtain all approvals by, all governmental authorities that may be necessary under any United States Federal or state law (including the Securities Act, the Exchange Act and state securities and Blue Sky laws) before the shares of Common Stock issuable upon conversion of Notes are issued and delivered, and qualified or listed as contemplated by clause (ii); and (ii) will qualify the shares of Common Stock required to be issued and delivered upon conversion of Notes, prior to such issuance or delivery, for quotation on the Nasdaq National Market or, if the Common Stock is not then quoted on the Nasdaq National Market, list the Common Stock on each national securities exchange or quotation system on which outstanding Common Stock is listed or quoted at the time of such delivery (it being understood that the Company shall not be required to register the Notes and the shares of Common Stock under the Securities Act except pursuant to the Resale Registration Rights Agreement).

      Nothing in this Section will limit the application of the Resale Registration Rights Agreement.

      Section 4.10. Delivery of Certain Information.

      At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a Restricted Note or the holder of shares of Common Stock issued upon conversion thereof, the Company shall promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Notes or such holder of shares of Common Stock issued upon conversion of Restricted Notes, or to a prospective purchaser of any such security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act (or any successor provision thereto) in connection with the resale of any such security; provided, however, that the Company shall not be required to furnish such information in connection with any request made on or after the date which is two years from the later of (i) the date such a security (or any such predecessor security) was last acquired from the Company or (ii) the date such a security (or any such predecessor security) was last acquired from an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act (or any successor provision thereto). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

      Section 4.11. Resale of Certain Notes.

      During the period beginning on the last date of original issuance of the Notes and ending on the date that is two years from such date (or such shortened period under Rule 144(k) under the Securities Act or any successor rule), the Company will not, and will not permit any of its Subsidiaries or other "affiliates" (as defined under Rule 144 under the Securities Act or any successor provision thereto) to, resell (i) any Notes that constitute "restricted securities" under Rule 144 or (ii) any securities into which the Notes have been converted under this Indenture that constitute "restricted securities" under Rule 144, that in either case have been reacquired by any of them. The Trustee shall have no responsibility in respect of the Company's performance of its agreement in the preceding sentence.

      Section 4.12. Registration Rights.

      The Company agrees that all Holders are entitled to the benefits of the Share Lending Registration Rights Agreement and the Holders from time to time of Registrable Securities (as defined in the Resale Registration Rights Agreement) are entitled to the benefits of the Resale Registration Rights Agreement

      Whenever in this Indenture there is mentioned, in any context, the payment of the principal of, premium, if any, or interest on, or in respect of, any Note, such mention shall be deemed to include mention of the payment of "Liquidated Damages" provided for in this Section to the extent that, in such context, Liquidated Damages are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Liquidated Damages (if applicable) in any provisions hereof shall not be construed as excluding Liquidated Damages in those provisions hereof where such express mention is not made.

      If a Note, or the shares of Common Stock issuable upon conversion of a Note, constitutes Registrable Securities (which is defined herein as defined in the Resale Registration Rights Agreement), and the Holder thereof elects to sell such Registrable Securities pursuant to the Shelf Registration Statement (which is defined herein as defined in the Registration Rights Agreement) then, by its acceptance thereof, the Holder of such Registrable Securities will have agreed to be bound by the terms of the Registration Rights Agreement relating to the Registrable Securities that are the subject of such election.

      If Liquidated Damages are payable by the Company pursuant to either the Share Lending Registration Rights Agreement or the Resale Registration Rights Agreement, the Company shall deliver to the Trustee an Officers' Certificate to that effect stating (i) the amount of such Liquidated Damages that are payable,
(ii) the reason why such Liquidated Damages are payable and (iii) the date on which such damages are payable. Unless and until a Responsible Officer of the Trustee receives such an Officers' Certificate, the Trustee may assume without inquiry that no Liquidated Damages are payable. If the Company has paid Liquidated Damages directly to the persons entitled to such amounts, the Company shall deliver to the Trustee a certificate setting forth the particulars of such payment.

      Section 4.13. Covenant to Redeem 5.75% Convertible Senior Notes Due 2005

      The Company will redeem its outstanding 5.75% convertible senior notes due 2005 pursuant to the indenture governing such notes to the extent of the proceeds from the sale of the Notes, net of the purchase price of the Pledged Securities and expenses of the offering. The Company will issue a notice of redemption pursuant to the terms of such indenture no later than the close of business on the Business Day immediately following the Issue Date.

      Section 4.14. Waiver of Certain Covenants.

      The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 4.05 and 4.07 (other than with respect to the existence of the Company (subject to Article 5)) (other than a covenant or condition which under Article 9 cannot be modified or amended without the consent of the Holder of each outstanding Note affected), if before the time for such compliance the Holders shall either (i) through the written consent (or as otherwise in accordance with the Applicable Procedures) of the Holders of at least a majority in aggregate Original Principal Amount of the Notes then outstanding or (ii) by the adoption of a resolution, at a meeting of Holders of the outstanding Notes at which a quorum is present, by the

Holders of at least a majority in Original Principal Amount of the outstanding Notes represented at such meeting, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee or any Paying or Conversion Agent in respect of any such covenant or condition shall remain in full force and effect.

      Section 4.15. Calculation of Tax Original Issue Discount.

      At the request of the Trustee, the Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of Tax Original Issue Discount (including daily rates and accrual periods) accrued on the Notes as of the end of such year and (ii) such other specific information relating to such Tax Original Issue Discount as may then be reasonably requested by the Trustee and relevant under the Internal Revenue Code of 1986, as amended from time to time, or the Treasury regulations promulgated thereunder.

                                    ARTICLE 5
                                   SUCCESSORS

      Section 5.01. Merger, Consolidation, or Sale of Assets.

      The Company may not, directly or indirectly: (1) consolidate or merge with or into another Person (whether or not the Company is the surviving corporation); or (2) sell, lease or otherwise transfer in one transaction or a series of related transactions the consolidated assets of the Company and its Subsidiaries substantially as an entirety to any corporation, limited liability company, partnership or trust organized under the laws of the United States or any of its political subdivisions; unless:

      (a) either: (i) the Company is the surviving corporation; or (ii) the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, conveyance or other disposition shall have been made is a Person organized or existing under the laws of the United States, any state thereof or the District of Columbia (provided that if the Person formed by or surviving any such consolidation or merger with the Company is not a corporation, a corporate co-issuer shall also be an obligor with respect to the Notes);

      (b) the surviving entity assumes all the obligations of the Company under the Notes and this Indenture pursuant to agreements reasonably satisfactory to the Trustee;

      (c) if as a result of such transaction the Notes become convertible into common stock or other securities issued by a third party that is not the successor under the Notes and this Indenture, such third party fully and unconditionally guarantees all obligations of the Company or such successor under the Notes and this Indenture;

      (d) at the time of such transaction, no Default or Event of Default shall have happened and be continuing; and

      (e) an Officer's Certificate and an Opinion of Counsel, each stating that the consolidation, merger or transfer complies with the provisions herein, have been delivered to the Trustee.

      This Section 5.01 shall not apply to a sale, lease, assignment, conveyance or other transfer of assets between or among (i) the Company and Charter Holdco or (ii) the Company and any wholly-owned Subsidiary of Charter Holdco.

      Section 5.02. Successor Corporation Substituted.

      Upon any consolidation, merger, sale, lease or other transfer of the consolidated assets of the Company and its Subsidiaries substantially as an entirety in accordance with Section 5.01, the successor Person formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to and (except in the case of a lease) be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named therein as the Company, and (except in the case of a lease) the Company shall be released from the obligations under the Notes and this Indenture, except with respect to any obligations that arise from, or are related to, such transaction.

                                    ARTICLE 6
                              DEFAULTS AND REMEDIES

      Section 6.01. Events of Default.

      An "Event of Default" occurs if:

      (a) the Company defaults in the payment when due of interest, including any Liquidated Damages, other than any Deferred Interest, on the Notes and such default continues for a period of 30 days; provided that a failure to make any of the first six scheduled interest payments on the Original Principal Amount of the Notes on the applicable Interest Payment Date will constitute an Event of Default with no grace or cure period (unless the failure to make such payment results from the failure by the Trustee to release such proceeds from the Collateral Account (as defined in the Pledge Agreement), provided that such failure is not caused by any act or omission by the Company);

      (b) the Company defaults in payment when due, whether at Maturity, on a Redemption Date, a Repurchase Date or otherwise, of the Accreted Principal Amount of or premium, if any, on the Notes;

      (c) the Company fails to give timely notice of (i) the anticipated effective date of a transaction described in clause (2) of the definition of Change of Control pursuant to Section 10.01 or (ii) a Fundamental Change pursuant to Article 11;

      (d) the Company fails to comply with any of its other covenants or agreements in this Indenture for 30 days after written notice thereof has been given to the Company by the Trustee or to the Company and the Trustee by Holders of at least 25% of the aggregate Original Principal Amount of the Notes then outstanding;

      (e) the Company or any of its Significant Subsidiaries fails to make a payment under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed (or the payment of which is guaranteed by the Company or any of its Significant Subsidiaries) whether such Indebtedness or guarantee now exists or is created after the Issue Date, if that default:

            (1) is caused by a failure to pay at final stated maturity the principal amount on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a "Payment Default"); or

            (2) results in the acceleration of such Indebtedness prior to its express maturity,

      and, in the case of each of (1) and (2) above, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $100 million or more;

      (f) the Company or any of its Significant Subsidiaries pursuant to or within the meaning of Bankruptcy Law:

            (i) commences a voluntary case,

            (ii) consents to the entry of an order for relief against it in an involuntary case,

            (iii) consents to the appointment of a custodian of it or for all or substantially all of its property, or

            (iv) makes a general assignment for the benefit of its creditors; or

      (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

            (i) is for relief against the Company or any of its Significant Subsidiaries in an involuntary case;

            (ii) appoints a custodian of the Company or any of its Significant Subsidiaries or for all or substantially all of the property of the Company or any of its Significant Subsidiaries; or

            (iii) orders the liquidation of the Company or any of its Significant Subsidiaries; and the order or decree remains unstayed and in effect for 60 consecutive days;

      (h) the Company fails to comply with its obligations pursuant to Section
4.13 and such failure continues for five days; and

      (i) the Company fails to deliver shares of Common Stock, or cash in lieu thereof, when due upon conversion of any Notes, together with cash in respect of any fractional shares and any Early Conversion Make Whole Amount and Redemption Make Whole Amount due pursuant to Section 10.08, and such failure continues for ten days.

      The Company shall deliver to the Trustee, within five business days of becoming aware of the occurrence of an Event of Default, written notice thereof.

      Section 6.02. Acceleration.

      In the case of an Event of Default arising from clause (f) or (g) of
Section 6.01 with respect to the Company, all outstanding Notes shall become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the Trustee by notice to the Company or the Holders of at least 25% in aggregate Original Principal Amount of the then outstanding Notes may declare all the Notes to be due and payable at their Accreted Principal Amount together with accrued and unpaid interest (including Deferred Interest and Liquidated Damages, if any), and thereupon the Trustee may, at its discretion, proceed to protect and enforce the rights of the Holders of Notes by appropriate judicial proceedings.

      Section 6.03. Defaults and Remedies.

      If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of Accreted Principal Amount, premium, if any, and interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture. The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

      Section 6.04. Waiver of Existing Defaults.

      Holders, either (i) through the written consent (or as otherwise in accordance with the Applicable Procedures) of the Holders of at least a majority in aggregate Original Principal Amount of the then outstanding Notes by notice to the Trustee or (ii) by the adoption of a written resolution, at a meeting of Holders of the outstanding Notes at which a quorum is present, by the Holders of at least a majority in Original Principal Amount of the outstanding Notes represented at such meeting, may on behalf of the Holders of all of the Notes waive an existing Default or Event of Default and its consequences hereunder, except (x) a continuing Default or Event of Default in the payment of the Accreted Principal Amount of, premium, if any, or interest on, the Notes (whether at Stated Maturity, a Redemption Date, a Repurchase Date or otherwise);
(y) in respect of the failure to convert the Notes; or (z) in respect of a covenant or provision hereof which under Article 9 cannot be modified or amended without the consent of each Holder of each outstanding Note affected (provided, however, that the Holders of a majority in aggregate Original Principal Amount of the then outstanding Notes may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration). Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

      Section 6.05. Control by Majority.

      Holders of a majority in aggregate Original Principal Amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be prejudicial to the rights of other Holders of Notes or that may involve the Trustee in personal liability. The Trustee may take any other action which it deems proper that is not inconsistent with any such directive.

      Section 6.06. Limitation on Suits.

      A Holder of a Note may pursue a remedy with respect to this Indenture or the Notes only if:

      (a) the Holder of a Note gives to the Trustee written notice of a continuing Event of Default;

      (b) the Holders of at least 25% in Original Principal Amount of the then outstanding Notes make a written request to the Trustee to pursue the remedy;
(c) such Holder of a Note or Holders of Notes offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

      (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

      (e) during such 60-day period the Holders of a majority in Original Principal Amount of the then outstanding Notes do not give the Trustee a direction inconsistent with the request.

      A Holder of a Note may not use this Indenture to prejudice the rights of another Holder of a Note or to obtain a preference or priority over another Holder of a Note.

      Section 6.07. Rights of Holders of Notes to Receive Payment and to
Convert.

      Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of the Accreted Principal Amount, premium, if any, and interest (including Deferred Interest and Liquidated Damages, if any) on the Note, on or after the Stated Maturity dates (including in connection with a redemption and/or an offer to purchase), or to convert such Note in accordance with Article 10, or to bring suit for the enforcement of any such payment on or after such respective dates or of such right to convert, shall be absolute and unconditional and shall not be impaired or affected without the consent of such Holder.

      Section 6.08. Collection Suit by Trustee.

      If an Event of Default specified in Section 6.01(a) or 6.01(b) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole Accreted Principal Amount of, premium, if any, and interest remaining unpaid on the Notes and interest on overdue Accreted Principal Amount and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      Section 6.09. Trustee May File Proofs of Claim.

      The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Notes allowed in any judicial proceedings relative to the Company (or any other obligor upon the Notes), their creditors or their property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

      Section 6.10. Priorities.

      If the Trustee collects any money or other property pursuant to this Article, it shall pay out the money or other property in the following order:

      First: to the Trustee, its agents and attorneys for amounts due under
      Section 7.07, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

      Second: to Holders of Notes for amounts due and unpaid on the Notes for Accreted Principal Amount, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for Accreted Principal Amount, premium, if any and interest, respectively; and

      Third: to the Company or to such party as a court of competent jurisdiction shall direct. The Trustee may fix a record date and payment date for any payment to Holders of Notes pursuant to this Section 6.10.

      Section 6.11. Undertaking for Costs.

      In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder of a Note pursuant to Section 6.07, or a suit by Holders of more than 10% in Original Principal Amount of the then outstanding Notes.

                                    ARTICLE 7
                                     TRUSTEE

      Section 7.01. Duties of Trustee.

      (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

      (b) Except during the continuance of an Event of Default:

            (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions required to be furnished to the Trustee hereunder and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein).

      (c) The Trustee may not be relieved from liabilities for its own gross negligent action, its own gross negligent failure to act, or its own willful misconduct, except that:

            (i) this paragraph does not limit the effect of paragraph (b) of this Section;

            (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and

            (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

      (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a),
(b), and (c) of this Section 7.01.

      (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability, claim, damage or expense.

      (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

      (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or documents.

      Section 7.02. Rights of Trustee.

      (a) The Trustee may conclusively rely upon any document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

      (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel of its own selection and the written advice or opinion of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

      (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

      (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

      (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

      (f) Subject to the duty of the Trustee during an Event of Default to act with the required standard of care, the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

      (g) The Trustee shall not be charged with knowledge of any Default or Event of Default unless either (i) a Responsible Officer of the Trustee shall have actual knowledge of such Default or Event of Default or (ii) written notice of such Default or Event of Default shall have been given to and received by a Responsible Officer of the Trustee by the Company or any Holder and such notice refers to the Notes and this Indenture.

      Section 7.03. Individual Rights of Trustee.

      The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue as trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections Section 7.10 and 7.11.

      Section 7.04. Trustee's Disclaimer.

      The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Notes or the Pledge Agreement, it shall not be accountable for the Company's use of the proceeds from the Notes or any money paid to the Company or upon the Company's direction under any provision of this Indenture or the Pledge Agreement, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Notes, the Pledge Agreement or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

      The Trustee makes no representations as to and shall not be responsible for the existence, genuineness, value, sufficiency or condition of any of the Collateral (as such term is defined in the Pledge Agreement) or as to the security afforded or intended to be afforded thereby, hereby or by any pledge agreement (including the Pledge Agreement and the Mirror Pledge Agreement (as such term is defined in the Pledge Agreement)), or for the validity, perfection, priority or enforceability of the liens or security interests in any of the Collateral created or intended to be created by the Pledge Agreement or the Mirror Pledge Agreement, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence or willful misconduct on the part of the Trustee, for the validity or sufficiency of the Collateral, the Pledge Agreement, the Mirror Pledge Agreement or any agreement or assignment contained in any thereof, for the validity of the title of the Company to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or liens upon the collateral or otherwise as to the maintenance of the Collateral.

      Section 7.05. Notice of Defaults.

      If a Default or Event of Default occurs and is continuing and if it is known to a Responsible Officer of the Trustee, the Trustee shall mail to Holders of Notes a notice of the Default or Event of Default within 90 days after the Trustee acquires knowledge thereof. Except in the case of a Default or Event of Default in payment of Accreted Principal Amount of, premium, if any, or interest on any Note or in the payment of any obligation in connection with conversion, redemption or repurchase, the Trustee may withhold the notice if and so long as it, in good faith, determines that withholding the notice is in the interests of the Holders of the Notes.

      Section 7.06. Reports by Trustee to Holders of the Notes.

      Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and for so long as Notes remain outstanding, the Trustee shall mail to the Holders of the Notes a brief report dated as of such reporting date that complies with TIA ss. 313(a) (but if no event described in TIA ss. 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA ss. 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA ss. 313(c).

      A copy of each report at the time of its mailing to the Holders of Notes shall be mailed to the Company and filed with the Commission and each stock exchange on which the Notes are listed in accordance with TIA ss. 313(d). The Company shall promptly notify the Trustee when the Notes are listed on any stock exchange or delisted therefrom.

      Section 7.07. Compensation and Indemnity.

      The Company shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and the Pledge Agreement and services hereunder and thereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

      The Company shall fully indemnify the Trustee against any and all losses, liabilities, claims, damages or expenses (including reasonable legal fees and expenses) incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture and the Pledge Agreement, including the costs and expenses of enforcing this Indenture and the Pledge Agreement against the Company (including this Section 7.07) and defending itself against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder or thereunder, except to the extent any such loss, liability or expense may be attributable to its gross negligence or willful misconduct. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without their consent, which consent shall not be unreasonably withheld.

      The obligations of the Company in this Section 7.07 shall survive resignation or removal of the Trustee and the satisfaction and discharge of this Indenture.

      To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay Accreted Principal Amount and interest on particular Notes. Such lien shall survive the resignation or removal of the Trustee and the satisfaction and discharge of this Indenture.

      When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(f) or (g) occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

      The Trustee shall comply with the provisions of TIA ss. 313(b)(2) to the extent applicable.

      Section 7.08. Replacement of Trustee.

      A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

         The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of a majority in Original Principal Amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

      (a) the Trustee fails to comply with Section 7.10;

      (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

      (c) a custodian or public officer takes charge of the Trustee or its property; or

      (d) the Trustee becomes incapable of acting.

      If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in Original Principal Amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

      If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, or the Holders of at least 10% in Original Principal Amount of the then outstanding Notes may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee.

      If the Trustee, after written request by any Holder who has been a Holder for at least six months, fails to comply with Section 7.10, such Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

      A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders property held by it as Trustee to the successor Trustee; provided all sums owing to the Trustee hereunder have been paid and subject to the lien provided for in Section 7.07. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

      Section 7.09. Successor Trustee By Merger, etc.

      If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

      Section 7.10. Eligibility; Disqualification.

      There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $50 million as set forth in its most recent published annual report of condition. This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1), (2) and (5). The Trustee is subject to TIA ss. 310(b).

      Section 7.11. Preferential Collection of Claims Against the Company.

      The Trustee is subject to TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

                                    ARTICLE 8
                          MEETINGS OF HOLDERS OF NOTES

      Section 8.01. Purposes for Which Meetings May be Called.

      A meeting of Holders of Notes may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Notes.

      Section 8.02. Call, Notice and Place of Meetings.

      (a) The Trustee may at any time call a meeting of Holders of Notes for any purpose specified in Section 8.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of Holders of Notes, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 13.02, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

      (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in Original Principal Amount of the outstanding Notes shall have requested the Trustee to call a meeting of the Holders of Notes for any purpose specified in Section 8.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Notes in the amount specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph
(a) of this Section.

      Section 8.03. Persons Entitled to Vote at Meetings.

      To be entitled to vote at any meeting of Holders of Notes, a Person shall be (i) a Holder of one or more outstanding Notes, or (ii) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more outstanding Notes by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel. In determining Holders entitled to vote at any meeting of Holders of Notes, Notes owned by the Company, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, shall be considered as though not outstanding,

      Section 8.04. Quorum; Action.

      The Persons entitled to vote a majority in aggregate Original Principal Amount of the outstanding Notes shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of

Notes, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting (subject to repeated applications of this sentence). Notice of the reconvening of any adjourned meeting shall be given as provided in Section 8.02(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the aggregate Original Principal Amount of the outstanding Notes which shall constitute a quorum.

      Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the Persons entitled to vote 25% in aggregate Original Principal Amount of the outstanding Notes at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

      At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (other than a covenant or condition which under Section 9.02 cannot be modified or amended without the consent of the Holder of each outstanding Note affected) shall be effectively passed and decided if passed or decided by the lesser of (i) the Holders of not less than a majority in aggregate Original Principal Amount of outstanding Notes and (ii) the Persons entitled to vote not less than 66-2/3% in aggregate Original Principal Amount of outstanding Notes represented and entitled to vote at such meeting.

      Any resolution passed or decisions taken at any meeting of Holders of Notes duly held in accordance with this Section shall be binding on all the Holders of Notes whether or not present or represented at the meeting. The Trustee shall, in the name and at the expense of the Company, notify all the Holders of Notes of any such resolutions or decisions pursuant to Section 13.02.

      Section 2.09 shall determine which Notes are considered to be "outstanding" for purposes of this Section 8.04.

      Section 8.05. Determination of Voting Rights; Conduct and Adjournment of Meetings.

      (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Notes in regard to proof of the holding of Notes and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

      (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be the Trustee) of the meeting, unless the meeting shall have been called by the Company or by Holders of Notes as provided in Section 8.02(b), in which case the Company or the Holders of Notes calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate Original Principal Amount of the outstanding Notes represented at the meeting.

      (c) At any meeting, each Holder of a Note or proxy shall be entitled to one vote for each U.S. $1,000 Original Principal Amount of Notes held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Note or proxy.

      (d) Any meeting of Holders of Notes duly called pursuant to Section 8.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate Original Principal Amount of the outstanding Notes represented at the meeting, and the meeting may be held as so adjourned without further notice.

      Section 8.06. Counting Votes and Recording Action of Meetings.

      The vote upon any resolution submitted to any meeting of Holders of Notes shall be by written ballots on which shall be subscribed the signatures of the Holders of Notes or of their representatives by proxy and the Original Principal Amounts and serial numbers of the outstanding Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Notes shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 8.02 and, if applicable, Section 8.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                    ARTICLE 9
                        AMENDMENT, SUPPLEMENT AND WAIVER

      Section 9.01. Without Consent of Holders of Notes.

      Notwithstanding Section 9.02 of this Indenture, the Company and the Trustee may amend or supplement this Indenture or the Notes without the consent of any Holder of a Note:

      (a) to cure any ambiguity or correct or supplement any defective provision contained in the Indenture; provided that such modification or amendment does not, in the good faith opinion of the Board of Directors, adversely affect the interests of the Holders of Notes in any material respect; provided further that any amendment made solely to conform the provisions of the Indenture to the description of the Notes in the Offering Memorandum will not be deemed to adversely affect the interests of the Holders;

      (b) to add covenants for the benefit of the Holders;

      (c) to add additional dates on which Holders may require the Company to repurchase their Notes;

      (d) to surrender any rights or powers conferred upon the Company;

      (e) to provide for the assumption of the Company's obligations to Holders in the case of a merger, consolidation, sale, transfer or lease pursuant to
Article 5;

      (f) to increase the conversion rate in the manner described in Section 10.07, provided that the increase will not adversely affect the interests of Holders in any material respect;

      (g) to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA or otherwise as necessary to comply with applicable law;

      (h) to make provision with respect to the conversion rights of Holders pursuant to Section 10.15 or to make provision with respect to the repurchase rights of Holders of Notes pursuant to Section 11.03;

      (i) to change or modify any other provision of this Indenture necessary in connection with the registration of the Notes under the Securities Act as contemplated by the Resale Registration Rights Agreement; provided that such change or modification does not adversely affect the interests of the Holders in any material respect.

      (j) Adding or modifying any other provision of this Indenture that the Company and the Trustee may deem necessary or desirable and that will not adversely affect the interests of the Holders.

      Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental Indenture, and upon receipt by the Trustee of the documents described in Section 7.02, the Trustee shall join with the Company in the execution of any amended or supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental Indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

      Section 9.02. With Consent of Holders of Notes.

      Except as provided below in this Section 9.02, this Indenture or the Notes may be amended or supplemented with either (i) the written consent (or as otherwise in accordance with the Applicable Procedures) of the Holders of at least a majority in aggregate Original Principal

Amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or a tender offer or exchange offer for, Notes), or (ii) by the adoption of a resolution, at a meeting of Holders of the outstanding Notes at which a quorum is present, by the Holders of at least a majority in aggregate Original Principal Amount of the outstanding Notes represented at such meeting. Section 2.09 shall determine which Notes are considered to be "outstanding" for purposes of this Section 9.02.

      Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental Indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Notes as aforesaid, and upon receipt by the Trustee of the documents described in Section 7.02, the Trustee shall join with the Company in the execution of such amended or supplemental Indenture unless such amended or supplemental Indenture directly affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental Indenture.

      It shall not be necessary for the consent of the Holders of Notes under this Section 9.02 to approve the particular form of any proposed amendment or supplement, but it shall be sufficient if such consent approves the substance thereof.

      After an amendment or supplement under this Section 9.02 becomes effective, the Company shall mail to the Holders of Notes affected thereby a notice briefly describing the amendment or supplement. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental Indenture.

      However, without the consent or affirmative vote of each Holder affected, an amendment or supplement under this Section 9.02 may not (with respect to any Notes held by a non-consenting Holder):

      (a) change the Stated Maturity of the Accreted Principal Amount of, or any installment of interest on, any Note;

      (b) reduce the Accreted Principal Amount of, or the premium, if any, on any Note;

      (c) reduce the interest rate or amount of interest (including any Liquidated Damages) on any Note;

      (d) other than as contemplated by the terms of the Indenture, change the currency of payment of the Accreted Principal Amount of, premium, if any, or interest on any Note (including any payment of Liquidated Damages or Redemption Price or Repurchase Price in respect of such Note);

      (e) impair the right to institute suit for the enforcement of any payment in respect of any Note on or after the Stated Maturity thereof (or, in the case of redemption or any repurchase, on or after the Redemption Date or Repurchase Date, as the case may be);

      (f) except as permitted by Section 10.15 adversely affect the right of Holders to convert any Note as provided in Article 10;

      (g) reduce the Early Conversion Make Whole Amount or the Redemption Make Whole Amount or otherwise modify Section 10.08 of the Indenture in a manner adverse to the Holders;

      (h) modify the provisions of Article 12 of the Indenture relating to the Pledged Securities in a manner adverse to the Holders;

      (i) modify the provisions of Article 11 relating to notice and repurchase (including, without limitation, those relating to the Repurchase Date and the Repurchase Price) in a manner adverse to the Holders;

      (j) modify the provisions of Article 3 in a manner adverse to the Holders;

      (k) reduce the requirements of Section 8.04 for quorum or voting, or reduce the percentage in aggregate Original Principal Amount of the outstanding Notes the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

      (l) modify any of the provisions of this Section or Section 4.14 or 6.04, except to increase any percentage contained herein or therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Note affected thereby.

      Section 9.03. Compliance with Trust Indenture Act.

      Every amendment or supplement to this Indenture or the Notes shall be set forth in an amended or supplemental Indenture that complies with the TIA as then in effect.

      Section 9.04. Revocation and Effect of Consents.

      Until an amendment or supplement becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder of a Note and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder of a Note or subsequent Holder of a Note may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the supplement or amendment becomes effective. An amendment or supplement becomes effective in accordance with its terms and thereafter binds every Holder.

      Section 9.05. Notation on or Exchange of Notes.

      The Trustee may place an appropriate notation about an amendment or supplement on any Note thereafter authenticated. The Company in exchange for all Notes may issue and the Trustee shall, upon receipt of an Authentication Order, authenticate new Notes that reflect the amendment or supplement.

      Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment or supplement.

      Section 9.06. Trustee to Sign Amendments, etc.

      The Trustee shall sign any amended or supplemental Indenture authorized pursuant to this Article 9 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. The Company may not sign an amendment or supplemental Indenture until the Board of Directors approves it. In executing any amended or supplemental indenture, the Trustee shall be entitled to receive and (subject to Section 7.01) shall be fully protected in relying upon, in addition to the documents required by Section 13.04, an Officer's Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental indenture is authorized or permitted by this Indenture.

                                   ARTICLE 10
                               CONVERSION OF NOTES

      Section 10.01. Conversion Privilege and Conversion Rate.

      (a) Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Note may be converted into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Company at the Conversion Rate, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall commence on the initial issuance date of the Notes and expire at the close of business on the Business Day prior to the date of Maturity of the Notes, subject, in the case of conversion of any Global Note, to any Applicable Procedures. In case a Note or portion thereof is called for redemption at the election of the Company or the Holder thereof exercises its right to require the Company to repurchase the Note, such conversion right in respect of the Note, or portion thereof so called, shall expire at the close of business on the Business Day prior to the Redemption Date or the Repurchase Date, as the case may be, unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be (in each case subject as aforesaid to any Applicable Procedures with respect to any Global Note); provided that, if a Holder has delivered notice of the exercise of its right to have its Note repurchased pursuant to Section 11.02(b) , such Holder may not surrender such Note for conversion until such Holder has withdrawn its election to have its Note repurchased in accordance with Section 11.02.

      The rate at which shares of Common Stock shall be delivered upon conversion (herein called the "CONVERSION RATE") shall be initially 413.2231 shares of Common Stock for each U.S. $1,000 Original Principal Amount of Notes. The Conversion Rate shall be adjusted in certain instances as provided in this
Article 10. In addition, if the Company elects pursuant to Section 2.16(a) to have Accreted Liquidated Damages, the Conversion Rate shall be increased on each Damages Payment Date at the same rate and in the same manner as such Accreted Liquidated Damages are added to the Accreted Principal Amount of $1,000 Original Principal Amount of Notes

      (b) If a transaction described in clause (2) of the definition of Change of Control occurs, the Company shall give notice to the Trustee and all Holders
(i) at least ten Trading Days prior to the anticipated Effective Date of such transaction and (ii) within 15 days after the actual Effective Date of such Change of Control. If a Holder elects to convert Notes at any time following the notice described in clause (i) of the preceding sentence, such Holder shall be entitled to receive for each $1,000 Original Principal Amount of Notes converted, in addition to a number of shares of Common Stock equal to the Conversion Rate, an additional number of shares of Common Stock (the "ADDITIONAL SHARES") as described below; provided that if the Stock Price is greater than $5.00 per share (subject in each case to adjustment as described below) or if the Stock Price is less than $2.16 per share (subject to adjustment), the number of Additional Shares shall be zero. The number of Additional Shares shall be determined by reference to the table attached as Schedule A hereto, based on the Effective Date and the Stock Price; provided that if the Stock Price is between two Stock Price amounts in the table or the Effective Date is between two Effective Dates in the table, the number of Additional Shares shall be determined by a straight-line interpolation between the number of Additional Shares set forth for the higher and lower Stock Price amounts and the two dates, as applicable, based on a 365-day year. The Additional Shares will be delivered to Holders who elect to convert their Notes in connection with an applicable Change of Control on the later of (i) five Business Days following the Effective Date or (ii) the Conversion Settlement Date for those Notes.

      The Stock Prices set forth in the first row of the table in Schedule A hereto and set forth in the proviso in the first sentence of the preceding paragraph shall be adjusted as of any date on which the Conversion Rate of the Notes is adjusted. The adjusted Stock Prices shall equal the Stock Prices applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to the adjustment giving rise to the Stock Price adjustment and the denominator of which is the Conversion Rate as so adjusted. The Company's obligation to deliver Additional Shares shall be subject to adjustment in the same manner as the Conversion Rate as set forth Section 10.07 and Section 10.15.

      (c) Notwithstanding the foregoing, the total number of shares of Common Stock issuable upon conversion shall not exceed 462 shares per $1,000 Original Principal Amount of Notes, subject to adjustments in the same manner as the Conversion Rate as set forth in Section 10.01(e), Section 10.07 and Section 10.15.

      (d) Promptly following the Effective Date, the Company shall calculate the Stock Price and the number of Additional Shares based on the applicable Stock Price and Effective Date. No less than five Business Days following the Effective Date, the Company shall notify the Trustee of the results of such calculations and notify the Holders of the Stock Price and the number of Additional Shares per $1,000 Original Principal Amount of Notes. The Company shall issue a press release containing the information described in this paragraph and publish such information on its website.

      (e) Notwithstanding the foregoing, and in lieu of delivering the Additional Shares as set forth above, in the case of a Public Acquirer Change of Control, the Company may elect that, from and after the Effective Date of such Public Acquirer Change of Control, the right to convert a Note will be changed into a right to convert a Note into a number of shares of Acquirer

Common Stock. The Conversion Rate following the Effective Date of such transaction will be a number of shares of Acquirer Common Stock equal to the product of:

      (i) the Conversion Rate in effect immediately prior to the Effective Date of such Change of Control, multiplied by

      (ii) the average of the quotients obtained, for each Trading Day in the 10 consecutive Trading Day period commencing on the Trading Day next succeeding the Effective Date of such Public Acquirer Change of Control (the "VALUATION PERIOD"), of:

                  (1) the Acquisition Value of the Common Stock on each such Trading Day in the Valuation Period, divided by

                  (2) the Sale Price of the Acquirer Common Stock on each such Trading Day in the Valuation Period.

      After the adjustment of the Conversion Rate in connection with a Public Acquirer Change of Control, the Conversion Rate will be subject to further similar adjustments in the event that any of the events described above occur thereafter and will also be subject to adjustment pursuant to Section 10.07 and
Section 10.15.

      Section 10.02. Exercise of Conversion Privilege.

      (a) In order to exercise the conversion privilege, the Holder of any Note to be converted shall surrender such Note, duly endorsed in blank, at any office or agency of the Company maintained for that purpose pursuant to Section 4.02, accompanied by a duly signed conversion notice substantially in the form set forth in Exhibit A stating that the Holder elects to convert such Note or, if less than the entire Original Principal Amount thereof is to be converted, the portion thereof to be converted. The date a Holder complies with these requirements for any Notes shall be the "CONVERSION DATE" with respect to such Notes.

      (b) Notes surrendered for conversion by a Holder after the close of business on any Regular Record Date but prior to the next Interest Payment Date must be accompanied by payment in an amount equal to the interest that the Holder is to receive on the Notes on such Interest Payment Date; provided, however, that no such payment need be made (1) if the Conversion Date is prior to November 16, 2007, (2) the Company has specified a Redemption Date that is after a Record Date and on or prior to the next Interest Payment Date, (3) the Company has specified a Repurchase Date that is after a Record Date and on or prior to the next Interest Payment Date or (4) only to the extent of overdue interest, if any overdue interest exists at the time of conversion with respect to such Note.

      (c) Notes shall be deemed to have been converted immediately prior to the close of business on the Conversion Date, and at such time the rights of the Holders of such Notes as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. The Company shall issue and deliver to the Trustee, for delivery to the Holder, a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, or cash in lieu thereof pursuant to Section 10.04, together with payment in lieu of any fraction of a share, as provided in Section 10.05 and any Early Conversion Make Whole Amount or Redemption Make Whole Amount as required by Section 10.08 on the "CONVERSION SETTLEMENT DATE," which shall be as promptly as practicable, but no later than the fifth Business Day following the Conversion Date; provided that if the Company elects cash settlement pursuant to Section 10.04, the Conversion Settlement Date shall be the third Business Day following the determination of the Average Price.

      (d) Delivery to Holders of the full number of shares of Common Stock, or cash in lieu thereof, into which the Notes are convertible pursuant to this
Article 10, together with payment in lieu of any fraction of a share, as provided in Section 10.05 and any Early Conversion Make Whole Amount or Redemption Make Whole Amount as required by Section 10.08 shall be deemed to satisfy the Company's obligations with respect to such Notes. Accordingly, except to the extent of any such Early Conversion Make Whole Amount or Redemption Make Whole Amount, any accrued but unpaid interest shall be deemed to be paid in full upon conversion, rather than cancelled, extinguished or forfeited.

      (e) All shares of Common Stock delivered upon such conversion of Restricted Notes shall bear restrictive legends substantially in the form of the legends required to be set forth on the Restricted Notes pursuant to Section
2.07 and shall be subject to the restrictions on transfer provided in such legends. Neither the Trustee nor any agent maintained for the purpose of such conversion shall have any responsibility for the inclusion or content of any such restrictive legends on such Common Stock; provided, however, that the Trustee or any agent maintained for the purpose of such conversion shall have provided, to the Company or to the Company's transfer agent for such Common Stock, prior to or concurrently with a request to the Company to deliver such Common Stock, written notice that the Notes delivered for conversion are Restricted Notes.

      (f) In the case of any Note which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Note or Notes of authorized denominations in an aggregate Original Principal Amount equal to the unconverted portion of the Original Principal Amount of such Note. A Note may be converted in part, but only if the Original Principal Amount of such Note to be converted is any integral multiple of U.S. $1,000 and the Original Principal Amount of such Note to remain outstanding after such conversion is equal to U.S. $1,000 or any integral multiple of $1,000 in excess thereof.

      (g) If shares of Common Stock to be issued upon conversion of a Restricted Note, or Notes to be issued upon conversion of a Restricted Note in part only, are to be registered in a name other than that of the Beneficial Owner of such Restricted Note, then such Holder must deliver to the Conversion Agent a Surrender Certificate, dated the date of surrender of such Restricted Note and signed by such Beneficial Owner, as to compliance with the restrictions on transfer applicable to such Restricted Note. Neither the Trustee nor any Conversion Agent, Registrar or Transfer Agent shall be required to register in a name other than that of the Beneficial Owner, shares of Common Stock or Notes issued upon conversion of any such Restricted Note not so accompanied by a properly completed Surrender Certificate.

      Section 10.03. Limitation on Beneficial Ownership

      Notwithstanding the foregoing, no Person will be entitled to acquire Beneficial Ownership of shares of Common Stock delivered upon conversion to the extent (but only to the extent) that such receipt would cause any Person to become, directly or indirectly, a Beneficial Owner of more than the Specified Percentage of the shares of Common Stock outstanding at such time. With respect to any conversion prior to November 16, 2008, the "SPECIFIED PERCENTAGE" shall be 4.9%, and with respect to any conversion thereafter until Stated Maturity, the Specified Percentage shall be 9.9%. Any purported delivery of shares of Common Stock upon conversion of Notes shall be void and have no effect to the extent (but only to the extent) that such delivery would result in any Person becoming the Beneficial Owner of more than the Specified Percentage of the shares of Common Stock outstanding at such time. If any delivery of shares of Common Stock owed to any Person upon conversion is not made, in whole or in part, as a result of this limitation, the Company's obligation to make such delivery shall not be extinguished and it shall deliver such shares as promptly as practicable after, but in no event later than two Trading Days after, any such Person gives notice to the Company that such delivery would not result in any Person being the Beneficial Owner of more than the Specified Percentage of the shares of Common Stock outstanding at such time. For the avoidance of doubt, the term "Beneficial Owner" as used in this Section 10.03 shall not include (i) with respect to any Global Note, the nominee of the Depositary or any Person having an account with the Depositary or its nominee or (ii) with respect to any Non-global Note, the Holder of such Non-global Note unless, in each case, such nominee, account holder or Holder shall also be a Beneficial Owner with respect to such Note.

      Section 10.04. Cash Settlement Option

      Upon conversion, the Company shall have the right to deliver, in lieu of shares of Common Stock, cash or a combination of cash and Common Stock. The Company shall inform converting Holders through the Trustee no later than two Business Days following the Conversion Date if it elects to pay cash in lieu of delivering shares of Common Stock and shall specify in such notice the percentage of the shares of Common Stock that would otherwise be deliverable for which it will pay cash, unless it has already informed the Holders of its election in a notice of redemption pursuant to Section 3.03.

      If the Company elects to pay cash upon conversion, such payment will be based on the Average Price of the Common Stock. If the Company elects cash settlement, the Conversion Settlement Date on which it will deliver to converting Holders the cash and shares of Common Stock, if any, together with the cash or shares, if applicable, with respect to any Early Conversion Make Whole Amount or Redemption Make Whole Amount, shall be the third Business Day following the determination of the Average Price. The Company shall also deliver cash in lieu of any fractional shares of Common Stock issuable in connection with any conversion of Notes based upon the Average Price.

      Section 10.05. Fractions of Shares.

      No fractional shares of Common Stock shall be issued upon conversion of any Note or Notes. If more than one Note shall be surrendered for conversion at one time by the same

Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate Original Principal Amount of the Notes (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Note or Notes (or specified portions thereof), unless Section
10.04 shall apply, the Company shall calculate and pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100th of a share) in an amount equal to the same fraction of the Sale Price at the close of business on the Conversion Date (or round up the number of shares of Common Stock issuable upon conversion of any Note or Notes to the nearest whole share).

      Section 10.06. Exchange in Lieu of Conversion

      When a Holder surrenders Notes for conversion, the Company may, unless it has called the relevant Notes for redemption, direct the Conversion Agent to surrender, on or prior to the date two Business Days following the Conversion Date, such Notes to a financial institution designated by the Company for exchange in lieu of conversion. The Company must notify such financial institution of the applicable Conversion Date. In order to accept any such Notes, the designated institution must agree to deliver, in exchange for such Notes, a number of shares of Common Stock equal to the Conversion Rate in effect at such time, or at its option, cash or a combination of cash and shares of Common Stock in lieu thereof, calculated based on the Average Price, plus cash for any fractional shares and any Early Conversion Make Whole Amount the Company would have been required to pay pursuant to Section 10.08 if it had converted such Notes.

      If the designated institution accepts any such Notes, it will deliver the appropriate number of shares of Common Stock (and cash, if any), or cash in lieu thereof, to the Conversion Agent and the Conversion Agent will deliver those shares or cash to the Holder. Such designated institution will also deliver cash equal to any Early Conversion Make Whole Amount the Company would have been required to pay such Holder pursuant to Section 10.08 if it had converted its Notes. Any Notes exchanged by the designated institution will remain outstanding. If the designated institution agrees to accept any Notes for exchange but does not timely deliver the related consideration, the Company will, as promptly as practical thereafter, but not later than the third Business Day following (1) the Conversion Date, or (2) if the designated institution elects to deliver cash or a combination of cash and shares of Common Stock, the determination of the Average Price, convert the Notes and deliver shares of Common Stock, or, at the Company's option cash in lieu thereof based on such Average Price, along with any applicable Early Conversion Make Whole Amount.

      If the designated institution declines to accept any Notes surrendered for exchange, the Company will convert those Notes into shares of Common Stock, or cash in lieu thereof at the option of the Company.

      Section 10.07. Adjustment of Conversion Rate.

      The Conversion Rate shall be subject to adjustments from time to time as follows:

      (a) In case the Company shall pay or make a dividend or other distribution in shares of Common Stock, subdivide outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a lesser number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the Record Date fixed for the determination of shareholders entitled to receive such dividend or other distribution, or the Record Date for such subdivision or combination, as the case may be, shall be adjusted based on the following formula:

                                         OS(1)
                         CR(1) = CR(0) X ----
                                         OS(0)
      where,

      CR(0) = the Conversion Rate in effect at the close of business on the Record Date

      CR(1) = the Conversion Rate in effect immediately after the Record Date

      OS(0) = the number of shares of Common Stock outstanding at the close of business on the Record Date

      OS(1) = the number of shares of Common Stock that would be outstanding immediately after such event

      If, after any such Record Date, any dividend or distribution is not in fact paid or the outstanding shares of Common Stock are not subdivided or combined, as the case may be, the Conversion Rate shall be immediately readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution, or subdivide or combine the outstanding shares of Common Stock, as the case may be, to the Conversion Rate that would have been in effect if such Record Date had not been fixed.

      (b) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock for a period expiring 45 days or less from the date of issuance of such rights or warrants at a price per share less than (or having a conversion price per share less than) the Current Market Price of the Common Stock, the Conversion Rate in effect at the opening of business on the day following the Record Date shall be adjusted based on the following formula:

                                         OS(0) + X
                         CR(1) = CR(0) X ---------
                                         0S(0) + Y

      where,

      CR(0) = the Conversion Rate in effect at the close of business on the Record Date

      CR(1) = the Conversion Rate in effect immediately after the Record Date

      OS(0) = the number of shares of Common Stock outstanding at the close of business on the Record Date

      X     = the total number of shares of Common Stock issuable pursuant to such rights

      Y = the number of shares of Common Stock equal to the aggregate price payable to exercise such rights divided by the average of the Sale Prices of the Common Stock for the ten consecutive Trading Days prior to the Business Day immediately preceding the announcement of the issuance of such rights

      If, after any such Record Date, any such rights or warrants are not in fact issued, or are not exercised prior to the expiration thereof, the Conversion Rate shall be immediately readjusted, effective as of the date such rights or warrants expire, or the date the Board of Directors determines not to issue such rights or warrants, to the Conversion Rate that would have been in effect if the unexercised rights or warrants had never been granted or such Record Date had not been fixed, as the case may be.

      (c) In case the Company shall pay a dividend or distribution consisting exclusively of cash to all holders of its Common Stock, the Conversion Rate in effect at the opening of business on the day following the Record Date for such dividend or distribution shall be adjusted based on the following formula:

                                           SP(0)
                         CR(1) = CR(0) X ---------
                                         SP(0) - C

      where,

      CR0 = the Conversion Rate in effect at the close of business on the Record
            Date

      CR1 = the Conversion Rate in effect immediately after the Record Date

      SP0 = the Current Market Price

      C   = the amount in cash per share distributed by the Company to holders of Common Stock

      In the event that C is greater than or equal to SP0, in lieu of the adjustment contemplated, Holders will be entitled to participate ratably in the cash distribution as though their Notes had been converted to shares of Common Stock on the applicable date of calculation for the amounts to be received by holders of Common Stock. If after any such Record Date, any such dividend or distribution is not in fact made, the Conversion Rate shall be immediately readjusted, effective as of the date of the Board of Directors determines not to make such dividend or distribution, to the Conversion Rate that would have been in effect if such Record Date had not been fixed.

      (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of its capital stock (other than Common Stock) or evidences of its indebtedness or assets (including cash or securities, but excluding (i) any rights or warrants referred to in Section 10.07(b), (ii) any dividend or distribution paid exclusively in cash, (iii) any dividend or distribution referred to in Section 10.07(a) or 10.07(e), and (iv) mergers or consolidations to which Section 10.15 applies), the Conversion Rate in effect at the opening of business on the day following the Record Date for such dividend or distribution shall be adjusted based on the following formula:

                                            SP(0)
                         CR(1) = CR(0) X -----------
                                         SP(0) - FMV

      where,

           CR(0) = the Conversion Rate in effect at the close of business on the Record Date

           CR(1) = the Conversion Rate in effect immediately after the Record
                   Date

           SP(0) = the Current Market Price

           FMV   = the fair market value (as determined by the Board of
                   Directors) of the shares of capital stock, evidences of indebtedness, assets or property distributed with respect to each outstanding share of Common Stock on the Record Date for such distribution

      In the event that FMV is greater than or equal to SP0, in lieu of the adjustment contemplated, Holders will be entitled to participate ratably in the relevant distribution as though their Notes had been converted to shares of Common Stock on the applicable date of calculation for the amounts to be received by holders of Common Stock. If after any such Record Date, any such dividend or distribution is not in fact made, the Conversion Rate shall be immediately readjusted, effective as of the date of the Board of Directors determines not to make such dividend or distribution, to the Conversion Rate that would have been in effect if such Record Date had not been fixed.

      Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's Capital Stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("TRIGGER EVENT"):

      (i) are deemed to be transferred with such shares of Common Stock,

      (ii) are not exercisable, and

      (iii) are also issued in respect of future issuances of Common Stock shall be deemed not to have been distributed for purposes of this Section 10.07(d) (and no adjustment to the Conversion Rate under this Section 10.07(d) will be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different securities, evidences of indebtedness or other assets or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and Record Date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Rate under this Section 10.07(d):

            (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights or warrant (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and

            (2) in the case of such rights or warrants all of which shall have expired or been terminated without exercise, the Conversion Rate shall be readjusted as if such rights and warrants had never been issued.

      For purposes of this Section 10.07(d) and Section 10.07(a) and 10.07(b), any dividend or distribution to which this Section 10.07(d) applies that also includes shares of Common Stock or a subdivision or combination of Common Stock to which Section 10.07(a) applies, or rights or warrants to subscribe for or purchase shares of Common Stock to which Section 10.07(b) applies (or any combination thereof), shall be deemed instead to be:

            (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock, such subdivision or combination or such rights or warrants to which Section 10.07(a) and 10.07(b) apply, respectively (and any Conversion Rate increase required by this 10.07(d) with respect to such dividend or distribution shall then be made), immediately followed by

            (2) a dividend or distribution of such shares of Common Stock, such subdivision or combination or such rights or warrants (and any further Conversion Rate increase required by Section 10.07(a) and 10.07(b) with respect to such dividend or distribution shall then be made), except that any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the Record Date" within the meaning of Section 10.07(a) and any reduction or increase in the number of shares of Common Stock resulting from such subdivision or combination shall be disregarded in connection with such dividend or distribution.

      (e) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of Capital Stock of, or similar equity interests in, a Subsidiary or other business unit of the Company, the Conversion Rate shall be adjusted based on the following formula:

                                         FMV(0) + MP(0)
                         CR(1) = CR(0) X --------------
                                              MP(0)

      where,

            CR(0)  = the Conversion Rate in effect at the close of business on the Record Date

            CR(1)  = the Conversion Rate in effect immediately after the
                     Record Date

            FMV(0) = the average of the Sale Prices of the Capital Stock or similar equity interest distributed to holders of Common Stock applicable to one share of Common Stock over the 10 Trading Days commencing on and including the fifth Trading Day after the date on which "ex-distribution trading" commences for such dividend or distribution on the Nasdaq National Market or such other national or regional exchange or market on which the Common Stock is then listed or quoted

            MP(0)  = the average of the Sale Prices of the Common Stock over the 10 Trading Days commencing on and including the fifth Trading Day after the date on which "ex-distribution trading" commences for such dividend or distribution on the Nasdaq National Market or such other national or regional exchange or market on which the Common Stock is then listed or quoted

      If after any such Record Date, any such distribution is not in fact made, the Conversion Rate shall be immediately readjusted, effective as of the date the Board of Directors determines not to make such distribution, to the Conversion Rate that would have been in effect if such Record Date had not been fixed.

      (f) In case the Company or any Subsidiary of the Company purchases all or any portion of the Common Stock pursuant to a tender offer or exchange offer by the Company or any Subsidiary of the Company for the Common Stock and the cash and value of any other consideration included in the payment per share of the Common Stock exceeds the Current Market Price per share on the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (the "EXPIRATION DATE"), the Conversion Rate shall be will be adjusted based on the following formula:

                                         FMV = (SP(1) X OS(1))
                         CR(1) = CR(0) X ---------------------
                                             OS(0) + SP(1)

      where,

            CR(0)  = the Conversion Rate in effect on the Expiration Date

            CR(1)  = the Conversion Rate in effect immediately after the
                     Expiration Date

            FMV    = the fair market value (as determined by the Board of
                     Directors) of the aggregate value of all cash and any other consideration paid or payable for shares of Common Stock validly tendered or exchanged and not withdrawn as of the Expiration Date (the "PURCHASED SHARES")

            OS(1)  = the number of shares of Common Stock outstanding
                     immediately after the Expiration Date less any Purchased Shares

            OS(0)  = the number of shares of Common Stock outstanding
                     immediately after the Expiration Date, including any Purchased Shares

            SP(1)  = the Sale Price of the Common Stock on the Trading Day
                     next succeeding the Expiration Date

      Such increase (if any) shall become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made. If the application of this Section 10.07(f) to any tender or exchange offer would result in a decrease in the Conversion Rate, no adjustment shall be made for such tender or exchange offer under this Section 10.07(f).

      (g) In case of a tender or exchange offer made by a Person other than the Company or any Subsidiary for an amount that increases the offeror's ownership of Common Stock to more than twenty-five percent (25%) of the Common Stock outstanding and shall involve the payment by such Person of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) that as of the last date (the "OFFER EXPIRATION DATE") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) exceeds the Sale Price per share of the Common Stock on the Trading Day next succeeding the Offer Expiration Date, and in which, as of the Offer Expiration Date the Board of Directors is not recommending rejection of the offer, the Conversation Rate shall be adjusted based on the following formula:

                                         FMV + (SP(1) X OS(1))
                         CR(1) = CR(0) X ---------------------
                                              OS(0) X SP(1)

      where,

           CR(0)   = the Conversion Rate in effect on the Offer Expiration
                     Date

           CR(1)   = the Conversion Rate in effect immediately after the Offer
                     Expiration Date

           FMV     = the fair market value (as determined by the Board of
                     Directors) of the aggregate consideration payable to holders of Common Stock based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Date (the shares deemed so accepted, up to any such maximum, being referred to as the "ACCEPTED PURCHASED SHARES")

           OS(1)   = the number of shares of Common Stock outstanding
                     immediately after the Offer Expiration Date less any Accepted Purchased Shares

           OS(0)   = the number of shares of Common Stock outstanding
                     immediately after the Offer Expiration Date, including any Accepted Purchased Shares

           SP(1)   = the Sale Price of the Common Stock on the Trading Day
                     next succeeding the Offer Expiration Date

      Such adjustment shall become effective immediately prior to the opening of business on the day following the Offer Expiration Date. In the event that such Person is obligated to purchase shares pursuant to any such tender or exchange offer, but such Person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this Section 10.07(g) shall not be made if, as of the Offer Expiration Date, the offering documents with respect to such offer disclose a plan or intention to cause the Company to engage in any transaction described in Section 10.15.

      (h) "CURRENT MARKET PRICE" of the Common Stock on any day means the average of the Sale Price of the Common Stock for each of the 10 consecutive Trading Days ending on the earlier of the day in question and the day before the "ex-date" with respect to the issuance or distribution requiring such computation.

      For purposes of this paragraph, the term "ex" date, when used:

                  (A) with respect to any issuance or distribution, means the first date on which the shares of the Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such issuance or distribution;

                  (B) with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and

                  (C) with respect to any tender or exchange offer, means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Date or Offer Expiration Date of such offer.

      Notwithstanding the foregoing, whenever successive adjustments to the Conversion Rate are called for pursuant to this Section 10.07, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 10.07 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

      (i) "RECORD DATE" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

      (j) "FAIR MARKET VALUE" shall mean the amount that a willing buyer would pay a willing seller in an arm's length transaction.

      (k) For purposes of this Section 10.07, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

      (l) All calculations under this Section 10.07 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

      (m) The Company may make such increases in the Conversion Rate by any amount for any period of at least 20 days. The Company may make such increases in the Conversion Rate, to the extent permitted by law and subject to applicable rules of The Nasdaq Stock Market, as the Board of Directors deems advisable to avoid or diminish any income tax to holders of Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Company shall give notice of the increase to the Holders in the manner provided in Section 13.02 at least fifteen (15) days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

      (n) To the extent that the Company has a rights plan in effect upon conversion of the Notes into Common Stock, each converting Holder shall receive, in addition to shares of Common Stock, the rights under the rights plan corresponding to the shares of Common Stock received upon conversion, unless prior to any conversion, the rights shall have separated from the shares of Common Stock, in which case the Conversion Rate shall be adjusted as of the date of such separation as if the Company had distributed to all holders of Common Stock shares of the Company's Capital Stock, evidences of indebtedness or other property as provided in Section 10.07(d) , subject to readjustment in the event of the expiration, termination or redemption of such rights.

      Section 10.08. Interest Make Whole Upon Conversion.

      (a) Early Conversion Make Whole Amount. Holders who convert Notes prior to November 16, 2007 will receive for each $1,000 Original Principal Amount of Notes converted, in addition to a number of shares of Common Stock determined pursuant to Section 10.01, or cash in lieu thereof pursuant to Section 10.04, the cash proceeds, subject to the limitation described below, of the sale by the Trustee pursuant to Section 6(c) of the Pledge Agreement of the Allocable Collateral for each $1,000 Original Principal Amount of Notes being converted (such cash proceeds, the "EARLY CONVERSION MAKE WHOLE AMOUNT"); provided that, as set forth in the Pledge Agreement, if a Holder converts Notes after the close of business on any Regular Record Date but prior to the next Interest Payment Date, Pledged Securities that will mature immediately prior to the applicable Interest Payment Date shall be excluded from such Allocable Collateral and from the Early Conversion Make Whole Amount.

      If a Holder converts any Notes prior to the earlier of (1) the sale of such Notes pursuant to an effective registration statement or (2) the date two years following the last original issue date of the Notes, the Early Conversion Make Whole Amount such Holder will receive upon conversion of each $1,000 Original Principal Amount of Notes will not exceed $18.18; provided that the Early Conversion Make Whole Amount of any Holder that converts Notes that have been called for redemption will not be subject to such limitation.

      (b) Redemption Make Whole Amount. Any holders who convert Notes that have been called for redemption pursuant to the terms of Article 3 shall receive, for each $1,000 Original Principal Amount of Notes converted, in addition to a number of shares of Common Stock determined pursuant to Section 10.01, or cash in lieu thereof pursuant to Section 10.04, and the Early Conversion Make Whole Amount, if applicable, the Redemption Make Whole Amount. The "REDEMPTION MAKE WHOLE AMOUNT" shall equal the present value of the interest on the Notes converted that would have been payable for the period from and including November 16, 2007, or if later, the Redemption Date, to but excluding November 16, 2009, plus any accrued and unpaid Deferred Interest.

      The Redemption Make Whole Amount shall be calculated by discounting the amount of such interest, other than any Deferred Interest, on a semi-annual basis using a discount rate equal to 3.0% plus the arithmetic mean of the yields under the respective headings "This Week" and "Last Week" published in the Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the period from and including the Redemption Date to but excluding November 16, 2009. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the applicable rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purpose of calculating the applicable rate, the most recent Statistical Release published prior to the date of determination of the Redemption Make Whole Amount shall be used.

      The term "STATISTICAL RELEASE" shall mean the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded U.S. government securities adjusted to constant maturities or, if such statistical release is not published at the time of any determination under this Section 10.08(b) , then such other reasonably comparable index that the Company shall designate.

      The Company may pay the Redemption Make Whole Amount in cash or in shares of Common Stock, with the number of such shares determined based on the average of the Sale Prices of the Common Stock over the ten Trading Days immediately preceding the applicable Conversion Date. If the Company elects to pay the Redemption Make Whole Amount in shares of Common Stock, the number of shares deliverable by the Company, together with the shares of Common Stock deliverable upon conversion pursuant to Section 10.01, shall not exceed 462 shares of Common Stock per $1,000 Original Principal Amount of Notes, subject to the same adjustments as the Conversion Rate pursuant to Section 10.07 and Section 10.15, and the Company shall deliver cash with respect to the remainder of the Redemption Make Whole Amount, if any.

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      Section 10.09. Notice of Adjustments of Conversion Rate.

      Whenever the Conversion Rate is adjusted as herein provided:

      (a) the Company shall compute the adjusted Conversion Rate in accordance with Section 10.07 and shall prepare a certificate signed by the Chief Financial Officer of the Company setting forth the adjusted Conversion Rate and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall promptly be filed with the Trustee and with each Conversion Agent; and

      (b) upon each such adjustment, a notice stating that the Conversion Rate has been adjusted and setting forth the adjusted Conversion Rate shall be required, and as soon as practicable after it is required, such notice shall be provided by the Company to all Holders in accordance with Section 13.02. Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate or the information and calculations contained therein, except to exhibit the same to any Holder of Notes desiring inspection thereof at its office during normal business hours, and shall not be deemed to have knowledge of any adjustment in the Conversion Rate unless and until a Responsible Officer of the Trustee shall have received such a certificate. Until a Responsible Officer of the Trustee receives such a certificate, the Trustee and each Conversion Agent may assume without inquiry that the last Conversion Rate of which the Trustee has knowledge of remains in effect.

      Section 10.10. Notice of Certain Corporate Action.

      In case:

      (1) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

      (2) the Company shall authorize the granting to all or substantially all of the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

      (3) of any reclassification of the Common Stock, or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance, sale, transfer or lease of all or substantially all of the assets of the Company; or

      (4) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

      then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Notes pursuant to Section 4.02, and shall cause to be provided to all Holders in accordance with Section 13.02, at least 20 days (or 10 days in any case specified in clause (1) or (2) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the

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

holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up. Neither the failure to give such notice or the notice referred to in the following paragraph nor any defect therein shall affect the legality or validity of the proceedings described in clauses (1) through (4) of this Section 10.10. If at the time the Trustee shall not be the conversion agent, a copy of such notice shall also forthwith be filed by the Company with the Trustee.

      The Company shall cause to be filed at the Corporate Trust Office and each office or agency maintained for the purpose of conversion of Notes pursuant to
Section 4.02, and shall cause to be provided to all Holders in accordance with
Section 13.02, notice of any tender offer by the Company or any Subsidiary for all or any portion of the Common Stock at or about the time that such notice of tender offer is provided to the public generally.

      Section 10.11. Company to Reserve Common Stock.

      The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Notes, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Notes.

      Section 10.12. Taxes on Conversions.

      Except as provided in the next sentence, the Company will pay any and all taxes and duties, excluding any taxes relating to the net or gross income or gain to the Holder on conversion, that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Notes pursuant hereto. The Company shall not, however, be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Note or Notes to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

      Section 10.13. Covenant as to Common Stock.

      The Company agrees that all shares of Common Stock which may be delivered upon conversion of Notes, upon such delivery, will have been duly authorized and validly issued and will be fully paid and nonassessable and, except as provided in Section 10.12, the Company will pay all taxes, liens and charges with respect to the issue thereof.

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      Section 10.14. Cancellation of Converted Notes.

      All Notes delivered for conversion shall be delivered to the Trustee or its agent to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 2.12.

      Section 10.15. Provision in Case of Consolidation, Merger or Sale of
Assets.

      In case of any recapitalization, reclassification or change in the Common Stock (other than changes resulting from a subdivision or combination), a consolidation, merger or combination of the Company with or into any other Person, any merger of another Person with or into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any conveyance, sale, transfer or lease of the consolidated assets of the Company and its Subsidiaries substantially as an entirety, or any statutory share exchange, in each case as a result of which holders of Common Stock are entitled to receive stock, other securities, other property or assets (including cash or any combination thereof) with respect to or in exchange for the Common Stock, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Note then outstanding shall have the right thereafter, during the period such Note shall be convertible as specified in Section 10.01, to convert such Note only into the kind and amount of securities, cash and other property receivable upon such recapitalization, reclassification, change, consolidation, merger, combination, sale, lease, transfer or statutory share exchange by a holder of the number of shares of Common Stock of the Company into which such Note might have been converted immediately prior to such recapitalization, reclassification, change, consolidation, merger, combination, sale, lease, transfer or statutory share exchange, assuming such holder of Common Stock of the Company (i) is not (A) a Person with which the Company consolidated or merged with or into or which merged into or with the Company or to which such conveyance, sale, transfer or lease was made, as the case may be (a "CONSTITUENT PERSON"), or (B) an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such recapitalization, reclassification, change, consolidation, merger, combination, sale, lease, transfer or statutory share exchange (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer, or lease is not the same for each share of Common Stock of the Company held immediately prior to such recapitalization, reclassification, change, consolidation, merger, combination, sale, lease, transfer or statutory share exchange by others than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE"), then for the purpose of this Section 10.15 the kind and amount of securities, cash and other property receivable upon such recapitalization, reclassification, change, consolidation, merger, combination, sale, lease, transfer or statutory share exchange by the holders of each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Article 10.

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

      The above provisions of this Section 10.15 shall similarly apply to successive consolidations, mergers, conveyances, sales, transfers or leases. Notice of the execution of such a supplemental indenture shall be given by the Company to the Holder of each Note as provided in Section 13.02 within 20 days after execution thereof. Neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or other securities or property or cash receivable by Holders of Notes upon the conversion of their Notes after any such consolidation, merger, conveyance, transfer, sale or lease or to any such adjustment, but may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, an Opinion of Counsel with respect thereto, which the Company shall cause to be furnished to the Trustee.

      Section 10.16. Responsibility of Trustee for Conversion Provisions.

      The Trustee, subject to the provisions of Section 7.01, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Notes to determine whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, herein or in any supplemental indenture provided to be employed, in making the same, or whether a supplemental indenture need be entered into. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Common Stock, or of any other Notes or property or cash, which may at any time be issued or delivered upon the conversion of any Note; and it or they do not make any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to make or calculate any cash payment or to issue, transfer or deliver any shares of Common Stock or share certificates or other Notes or property or cash upon the surrender of any Note for the purpose of conversion. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to comply with any of the covenants of the Company contained in this Article.

                                   ARTICLE 11
    REPURCHASE OF NOTES AT THE OPTION OF THE HOLDER UPON A FUNDAMENTAL CHANGE

      Section 11.01. Right to Require Repurchase.

      If a Fundamental Change occurs, each Holder shall have the right, at the Holder's option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, for cash some or all of such Holder's Notes not theretofore called for redemption, or any portion of the Original Principal Amount thereof that is equal to U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof (provided that no single Note may be repurchased in part unless the portion of the Original Principal Amount of such Note to be outstanding after such repurchase is equal to U.S. $1,000 or integral multiples of U.S. $1,000 in excess thereof). The Company shall offer a payment (the "REPURCHASE PRICE") equal to 100% of the Accreted Principal Amount of the Notes to be repurchased plus any accrued and unpaid interest (including Deferred Interest and Liquidated Damages, if any) to but excluding the Repurchase Date, unless

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

such Repurchase Date falls after a Regular Record Date and on or prior to the corresponding Interest Payment Date, in which case the Company will pay the full amount of accrued and unpaid interest (including Liquidated Damages, if any, but excluding any Deferred Interest) payable on such Interest Payment Date to the holder of record at the close of business on the corresponding Regular Record Date, but any accrued Deferred Interest shall be paid to the Holder tendering Notes for repurchase. Whenever in this Indenture there is a reference, in any context, to the Accreted Principal Amount of any Note as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Note to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Indenture shall not be construed as excluding the Repurchase Price in those provisions of this Indenture when such express mention is not made.

      Section 11.02. Notices; Method of Exercising Repurchase Right, etc.

      (a) Within 20 days following any Fundamental Change, the Company shall mail a notice to each Holder (with a copy to the Trustee) describing the transaction or transactions that constitute the Fundamental Change and stating:

            (i) the Repurchase Date, which shall be a date specified by the Company that is not less than 20 nor more than 35 Business Days from the date such notice is mailed (the "REPURCHASE DATE");

            (ii) the time by which the repurchase right must be exercised, which shall be the close of business on the Repurchase Date;

            (iii) the Repurchase Price;

            (iv) a description of the procedure which a Holder must follow to exercise a repurchase right, and the place or places where, or procedures by which, such Notes are to be surrendered for payment of the Repurchase Price;

            (v) that on the Repurchase Date the Repurchase Price, will become due and payable upon each such Note designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date;

            (vi) the Conversion Rate then in effect, the date on which the right to convert the Notes to be repurchased will terminate (which shall be the close of business on the Business Day immediately preceding the Repurchase
      Date) and the place or places where, or procedures by which, such Notes may be surrendered for conversion;

            (vii) the place or places that the Note with the "Option of Holder to Purchase" as specified on the reverse of the Note shall be delivered;

            (viii) that any Note not tendered shall continue to accrue interest;

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

            (ix) that Holders shall be entitled to withdraw their election if the Paying Agent receives, prior to the close of business on the Repurchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the Original Principal Amount of Notes delivered for purchase, and a written statement that (a) states such Holder is withdrawing its election to have the Notes purchased, (b) if certificated Notes have been issued, states the certificate number of the withdrawn Notes, (c) if the Notes are not certificated, contains such statements as required by the Depositary and (d) states the Original Principal Amount, if any, that remains subject to the repurchase notice; and

            (x) that Holders whose Notes are being purchased only in part shall be issued new Notes equal in Original Principal Amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $1,000 in Original Principal Amount or an integral multiple thereof.

      No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Notes.

      If any of the foregoing provisions or other provisions of this Article 11 are inconsistent with applicable law, such law shall govern.

      (b) To exercise a repurchase right, a Holder shall deliver to the Trustee on or before the Repurchase Date (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the Original Principal Amount of the Notes to be repurchased (and, if any Note is to repurchased in part, the serial number thereof, the portion of the Original Principal Amount thereof to be repurchased and the name of the Person in which the portion thereof to remain outstanding after such repurchase is to be registered) and a statement that an election to exercise the repurchase right is being made thereby and (ii) the Notes with respect to which the repurchase right is being exercised. Holders may withdraw such election at any time prior to the close of business on the Repurchase Date. The right of the Holder to convert the Notes with respect to which the repurchase right is being exercised shall continue until the close of business on the Business Day prior to the Repurchase Date.

      (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, on the Repurchase Date, the Company shall accept for payment all Notes or portions thereof properly tendered, deposit with or pay or cause to be paid to the Trustee the Repurchase Price in cash for payment by the Trustee to the Holder on the Repurchase Date; provided, however, that installments of interest that mature on or prior to the Repurchase Date shall be payable in cash to the Holders of such Notes, or one or more Predecessor Notes, registered as such at the close of business on the relevant Regular Record Date; and deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers' Certificate stating the aggregate Original Principal Amount of Notes or portions thereof being purchased by the Company.

      (d) If any Note (or portion thereof) surrendered for repurchase shall not be so paid on the Repurchase Date, the Accreted Principal Amount of such Note (or portion thereof, as the

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

case may be) shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the rate specified therein, and each Note shall remain convertible into Common Stock until the Accreted Principal Amount of such Note (or portion thereof, as the case may be) shall have been paid or duly provided for.

      (e) Any Note which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or its attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and mail (or cause to be transferred by book entry) to the Holder of such Note without service charge, a new Note or Notes, containing identical terms and conditions, each in an authorized denomination in aggregate Original Principal Amount equal to and in exchange for the unrepurchased portion of the Original Principal Amount of the Note so surrendered; provided that each such new Note shall be in Original Principal Amount of $1,000 or an integral multiple thereof.

      (f) All Notes delivered for repurchase shall be delivered to the Trustee to be canceled at the direction of the Trustee, which shall dispose of the same as provided in Section 2.12.

      (g) In connection with any purchase of Notes pursuant to this Section 11.02, the Company will comply with Rule 13e-4 under the Exchange Act to the extent applicable at that time.

      (h) No Notes may be purchased by the Company pursuant to this Section
11.02 if the Accreted Principal Amount of the Notes has been accelerated, and such acceleration has not been rescinded on or prior to such date.

      Section 11.03. Consolidation, Merger, etc.

      In the case of any consolidation, merger or combination of the Company with or into any other Person, any merger of another Person with or into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any conveyance, sale, transfer or lease of the consolidated assets of the Company and its Subsidiaries substantially as an entirety to which
Section 10.15 applies, in which the Common Stock of the Company is changed or exchanged as a result into the right to receive shares of stock and other property or assets (including cash) that includes shares of Common Stock of the Company or common stock of another Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such shares of stock and other securities, property and assets (including cash) (as determined by the Company, which determination shall be conclusive and binding), then the Person formed by such consolidation or resulting from such merger or combination or which acquires the properties or assets (including cash) of the Company, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of Holders to cause the

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Company to repurchase the Notes following a Fundamental Change, including without limitation the applicable provisions of this Article 11 and the definitions of the Common Stock and Change of Control, as appropriate, and such other related definitions set forth herein as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply in the event of a subsequent Fundamental Change to the common stock and the issuer thereof if different from the Company and Common Stock of the Company (in lieu of the Company and the Common Stock of the Company).

                                   ARTICLE 12
                                    SECURITY

      Section 12.01. Security.

      (a) On the Issue Date, the Company shall (i) enter into the Pledge Agreement and comply with the terms and provisions thereof and (ii) pledge its interest in the Pledged Securities to the Collateral Agent for the benefit of the Trustee and the ratable benefit of the Holders in such amount as will be sufficient upon receipt of scheduled payments of such Pledged Securities to provide for payment in full of the first six scheduled interest payments (excluding any Liquidated Damages) due on the Original Principal Amount of the Notes. The Pledged Securities shall be pledged by the Company to the Collateral Agent for the benefit of the Trustee and the ratable benefit of the Holders and shall be held by the Collateral Agent in the Collateral Account pending disposition pursuant to the Pledge Agreement.

      (b) Each Holder, by its acceptance of a Note or a beneficial interest therein, consents and agrees to the terms of the Pledge Agreement (including, without limitation, the provisions providing for foreclosure and release of the Pledged Securities) as the same may be in effect or may be amended from time to time in writing by the parties thereto (provided that no amendment that would adversely affect the rights of the Holders may be effected without the consent of each Holder affected thereby), and authorizes and directs the Trustee and the Collateral Agent to enter into the Pledge Agreement and to perform its respective obligations and exercise its respective rights thereunder in accordance therewith. The Company will do or cause to be done all such acts and things as may be necessary or proper, or as may be required by the provisions of the Pledge Agreement, to assure and confirm to the Trustee and the Collateral Agent the security interest in the Pledged Securities contemplated hereby, by the Pledge Agreement or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Notes secured hereby, according to the intent and purpose herein expressed. The Company shall take, or shall cause to be taken, upon request of the Trustee or the Collateral Agent, any and all actions reasonably required to cause the Pledge Agreement to create and maintain, as security for the obligations of the Company under this Indenture and the Notes as provided in the Pledge Agreement, valid and enforceable first priority Liens in and on all the Pledged Securities, in favor of the Collateral Agent for the benefit of the Trustee and the ratable benefit of the Holders, superior to and prior to the rights of third Persons and subject to no other Liens, other than Liens permitted by the Pledge Agreement.

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

      (c) Subject to the terms and conditions of Section 10.08 and the Pledge Agreement, upon any conversion of Notes prior to November 16, 2007, a portion of the Pledged Securities shall be liquidated and the proceeds used to pay the Early Conversion Make Whole Amount.

      (d) The release of any Pledged Securities pursuant to the Pledge Agreement will not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Pledged Securities are released pursuant to this Indenture and the Pledge Agreement. To the extent applicable, the Company shall cause Section 314(d) of the TIA relating to the release of property or securities from the Lien and security interest of the Pledge Agreement and relating to the substitution therefor of any property or securities to be subjected to the Lien and security interest of the Pledge Agreement to be complied with. Any certificate or opinion required by Section 314(d) of the TIA may be made by an Officer of the Company, except in cases where Section 314(d) of the TIA requires that such certificate or opinion be made by an independent Person, which Person shall be an independent engineer, appraiser or other expert selected by the Company.

      (e) The Company shall cause Section 314(b) of the TIA, relating to Opinions of Counsel regarding the Lien under the Pledge Agreement, to be complied with. The Trustee may, to the extent permitted by Section 7.01 and 7.02 hereof, accept as conclusive evidence of compliance of the foregoing provisions the appropriate statements contained in such Opinions of Counsel.

      (f) The Trustee and the Collateral Agent may, in their sole discretion and without the consent of the Holders, on behalf of the Holders, take all actions they deem necessary or appropriate in order to (i) enforce any of the terms of the Pledge Agreement and (ii) collect and receive any and all amounts payable in respect of the obligations of the Company thereunder. The Trustee and the Collateral Agent shall have the authority necessary in order to institute and maintain such suits and proceedings as the Trustee and the Collateral Agent may deem expedient to preserve or protect their interests and the interests of the Holders in the Pledged Securities (including the authority to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or be prejudicial to the interests of the Holders, the Collateral Agent or the Trustee).

      (g) Beyond the exercise of reasonable care in the custody and preservation thereof, the Trustee and the Collateral Agent shall have no duty as to any Pledged Securities in their possession or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto, and the Trustee and the Collateral Agent shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Pledged Securities. The Trustee and the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Securities in their possession if the Pledged Securities are accorded treatment substantially equal to that which they accord their own property or property held in similar accounts and shall not be liable or responsible for any loss or diminution in the value of any of the Pledged Securities, by reason of the act or omission of the Collateral Agent, any carrier, forwarding agency or other agent or bailee selected by the Trustee in good faith.

      (h) The Trustee shall not be responsible for the existence, genuineness or value of any of the Pledged Securities or for the validity, perfection, priority or enforceability of the Liens in any of the Pledged Securities, whether impaired by operation of law or otherwise, for the validity or sufficiency of the Pledged Securities or any agreement or assignment contained therein, for the validity of the title of the Company to the Pledged Securities, for insuring the Pledged Securities or for the payment of taxes, charges, assessments or Liens upon the Pledged Securities or otherwise as to the maintenance of the Pledged Securities. The Trustee shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Indenture or the Pledge Agreement by the Company or the Collateral Agent.

                                   ARTICLE 13
                                  MISCELLANEOUS

      Section 13.01. Trust Indenture Act Controls.

      If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA ss. 318(c), the imposed duties shall control.

      Section 13.02. Notices.

      Any notice or communication by the Company or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

      If to the Company:

      c/o Charter Communications, Inc.
      12405 Powerscourt Drive
      St. Louis, Missouri 63131
      Telecopier No.: (314) 965-8793
      Attention: Secretary

      With a copy to:

      Irell & Manella
      1800 Avenue of the Stars
      Suite 900
      Los Angeles, California 90067
      Telecopier No.: (310) 203-7199
      Attention: Meredith Jackson, Esq.

      If to the Trustee:

      Wells Fargo Bank, N.A.
      Corporate Trust Services
      Sixth & Marquette; N9303-120
      Minneapolis, MN  55479

      The Company or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

      All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

      Any notice or communication to a Holder shall be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA ss. 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

      If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

      If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

      Section 13.03. Communication by Holders of Notes with Other Holders of Notes.

      Holders may communicate pursuant to TIA ss. 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

      Section 13.04. Certificate and Opinion as to Conditions Precedent.

      Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

      (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 13.05) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

      (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 13.05) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

      Section 13.05. Statements Required in Certificate or Opinion.

      Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA ss. 314(a)(4)) shall comply with the provisions of TIA ss. 314(e) and shall include:

      (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

      (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

      (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

      (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

      Section 13.06. Tax Treatment of the Notes.

      The Company agrees, and by acceptance of a beneficial interest in a Note each Holder and any Beneficial Owner of a Note shall be deemed to agree, to treat, for United States federal income tax purposes, the Notes as debt instruments that are subject to Treasury regulation section 1.1275-4 or any successor provision (the "contingent payment regulations"). For United States federal income tax purposes, the Company further agrees, and by acceptance of a beneficial interest in a Note each Holder and any Beneficial Owner of a Note shall be deemed to agree (i) to treat the fair market value of the Common Stock received upon the conversion of a Note as a contingent payment for purposes of the contingent payment regulations, (ii) to accrue interest with respect to outstanding Notes as original issue discount for United States federal income tax purposes (i.e., Tax Original Issue Discount) according to the "noncontingent bond method," set forth in the contingent payment regulations, using the comparable yield of 15% compounded semi-annually, and (iii) to be bound by the projected payment schedule determined by the Company pursuant to the contingent payment regulations. Holders or Beneficial Owners may obtain the issue price, amount of Tax Original Issue Discount, issue date, comparable yield and projected payment schedule, by submitting a written request for it to the Company at the following address: Charter Communications, Inc., 12405 Powerscourt Drive, St. Louis, Missouri 63131, Attention: Director of Investor Relations.

      The Company acknowledges and agrees, and by acceptance of a beneficial interest in a Note each Holder and any Beneficial Owner of a Note shall be deemed to acknowledge and agree, that (i) the comparable yield means the annual yield the Company would pay, as of the Issue Date, on a noncontingent, nonconvertible, fixed-rate debt instrument with terms and conditions otherwise similar to those of the Notes and (ii) the comparable yield and the projected payment schedule that a Holder or Beneficial Owner may obtain as described above do not constitute a representation by the Company regarding the actual amounts that will be paid on the Notes or the value of the Common Stock into which the Notes may be converted.

      Section 13.07. Rules by Trustee and Agents.

      The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

      Section 13.08. No Personal Liability of Directors, Officers, Employees, Members and Stockholders.

      No director, officer, employee, incorporator, member or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Notes, this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

      Section 13.09. Governing Law.

      THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE AND THE NOTES WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE NOTES.

      Section 13.10. No Adverse Interpretation of Other Agreements.

      This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

      Section 13.11. Successors.

      All agreements of the Company in this Indenture and the Notes, as the case may be, shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

      Section 13.12. Severability.

      In case any provision in this Indenture or the Notes, as the case may be, shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 13.13. Counterpart Originals.

      The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

      Section 13.14. Table of Contents, Headings, etc.

      The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions.

                                   ARTICLE 14
                           SATISFACTION AND DISCHARGE

      Section 14.01. Satisfaction and Discharge of Indenture.

      This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange or conversion of Notes herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

      (a) either

            (i) all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.08 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust,) have been delivered to the Trustee for cancellation; or

            (ii) all such Notes not theretofore delivered to the Trustee for cancellation have become due and payable and the Company has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for the Accreted Principal Amount (and premium, if any) and interest (including Liquidated Damages, if any) to the date of such deposit;

      (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

      (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with. Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article 14, the obligations of the Company to the Trustee, and the obligations of the Trustee under Section 14.02 shall survive such satisfaction and discharge.

      Section 14.02. Application of Trust Money.

      All money deposited with the Trustee pursuant to Section 14.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Persons entitled thereto, of the Accreted Principal Amount (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                         (Signatures on following page)

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

CHARTER COMMUNICATIONS, INC.

By: /s/ Eloise Schmitz
    ---------------------------------------------------
    Name: Eloise E. Schmitz
    Title: Vice President

By: /s/ Derek Chang
    ---------------------------------------------------
    Name: Derek Chang
    Title: Executive Vice President

WELLS FARGO BANK, N.A.

By: /s/ Timothy P. Mowdy
    ---------------------------------------------------
    Name: Timothy P. Mowdy
    Title: Assistant Vice President

                                                                      SCHEDULE A

        EFFECTIVE DATE                                                 STOCK PRICE
        --------------                                                 -----------
                                     $2.16      $2.25      $2.50     $3.00      $3.50      $4.00      $4.50     $5.00
November 16, 2004............         37.5       32.2       20.2       4.9        0.0        0.0        0.0       0.0
November 16, 2005............         54.7       48.2       33.6      14.6        3.5        0.0        0.0       0.0
November 16, 2006............         74.2       66.2       48.5      25.4       12.1        4.1        0.0       0.0
November 16, 2007............         95.1       85.5       64.0      36.5       20.9       11.7        6.3       3.0
November 16, 2008............         85.6       75.0       52.0      24.5       10.7        3.8        0.8       0.0
November 16, 2009............         49.7       31.2        0.0       0.0        0.0        0.0        0.0       0.0

                                                                       EXHIBIT A

                                 (FACE OF NOTE)

(THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH RESTRICTED NOTE:

      FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THIS SECURITY IS BEING ISSUED WITH TAX ORIGINAL ISSUE DISCOUNT AND THE ISSUE DATE OF THIS SECURITY IS NOVEMBER 22, 2004. IN ADDITION, THIS SECURITY IS SUBJECT TO UNITED STATES FEDERAL INCOME TAX REGULATIONS GOVERNING CONTINGENT PAYMENT DEBT INSTRUMENTS. FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE CODE, THE COMPARABLE YIELD OF THIS SECURITY IS 15.00%, COMPOUNDED semi-annually (WHICH WILL BE TREATED AS THE YIELD TO MATURITY FOR UNITED STATES FEDERAL INCOME TAX PURPOSES).

      CHARTER COMMUNICATIONS, INC. (THE "COMPANY") AGREES, AND BY ACCEPTING A BENEFICIAL OWNERSHIP INTEREST IN THIS SECURITY EACH HOLDER AND ANY BENEFICIAL OWNER OF THIS SECURITY WILL BE DEEMED TO HAVE AGREED, FOR UNITED STATES FEDERAL INCOME TAX PURPOSES (1) TO TREAT THIS SECURITY AS A DEBT INSTRUMENT THAT IS SUBJECT TO TREAS. REG. SEC. 1.1275-4 (THE "CONTINGENT PAYMENT REGULATIONS"), (2) TO TREAT THE FAIR MARKET VALUE OF ANY COMMON STOCK RECEIVED UPON ANY CONVERSION OF THIS SECURITY AS A CONTINGENT PAYMENT FOR PURPOSES OF THE CONTINGENT PAYMENT REGULATIONS, AND (3) TO ACCRUE INTEREST WITH RESPECT TO THE SECURITY AS TAX ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES ACCORDING TO THE "NONCONTINGENT BOND METHOD," SET FORTH IN THE CONTINGENT PAYMENT REGULATIONS, USING THE COMPARABLE YIELD OF 15.00% COMPOUNDED SEMI-ANNUALLY AND THE PROJECTED PAYMENT SCHEDULE DETERMINED BY THE COMPANY. THE COMPANY AGREES TO PROVIDE PROMPTLY TO THE HOLDER OF THIS SECURITY, UPON WRITTEN REQUEST, THE ISSUE PRICE, AMOUNT OF TAX ORIGINAL ISSUE DISCOUNT, ISSUE DATE, COMPARABLE YIELD AND PROJECTED PAYMENT SCHEDULE. ANY SUCH WRITTEN REQUEST SHOULD BE SENT TO THE COMPANY AT THE FOLLOWING ADDRESS: CHARTER COMMUNICATIONS, INC, 12405 POWERSCOURT DRIVE, ST. LOUIS, MISSOURI 63131, ATTENTION: DIRECTOR OF INVESTOR RELATIONS.

      THIS SECURITY AND THE SHARES OF CLASS A COMMON STOCK OF CHARTER COMMUNICATIONS, INC. (THE "COMPANY") ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE

DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

      THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE ") WHICH IS TWO YEARS AFTER THE LAST ORIGINAL ISSUE DATE HEREOF, ONLY (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A "), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

      (THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH GLOBAL NOTE:

      THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS NOTE FOR ALL PURPOSES.

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM IN THE LIMITED CIRCUMSTANCES REFERRED TO IN THE INDENTURE, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.)

                          CHARTER COMMUNICATIONS, INC.

                    5.875% Convertible Senior Notes due 2009

                                                             CUSIP NO. 16117MAD9

No. R-

                                          Original Principal Amount: $(       )


      CHARTER COMMUNICATIONS, INC., a Delaware corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred
to) promises to pay to _______ or registered assigns, the Accreted Principal Amount (as defined in the Indenture referred to on the reverse side of this Note) on November 16, 2009.

Interest Payment Dates: May 16 and November 16

Regular Record Dates: May 1 and November 1

      Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Dated:  November 22, 2004

        CHARTER COMMUNICATIONS, INC.

        By: ____________________________
            Name:
            Title:

        By: ____________________________
            Name:
            Title:

      This is one of the 5.875% Convertible Senior Notes due 2009 referred to in the within-mentioned Indenture:

                                               WELLS FARGO BANK, N.A.,
                                                  as Trustee

                                               By: _____________________________
                                                   Authorized Signatory:

                                 (BACK OF NOTE)

                    5.875% Convertible Senior Notes due 2009

      Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

      1. INTEREST. The Company promises to pay interest on the Accreted Principal Amount of this Note at the rate of 5.875% per annum from November 22, 2004 until Maturity. The Company will pay interest semi-annually in arrears on May 16 and November 16 of each year (each an "Interest Payment Date"), or if any such day is not a Business Day, on the next succeeding Business Day; subject to the right of the Company as set forth in the Indenture to pay Deferred Interest on May 16, 2008 or such earlier Interest Payment Date selected by the Company upon notice to the Trustee and the Holders. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a Regular Record Date referred to on the face and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided that no interest shall accrue with respect to any Deferred Interest. The first Interest Payment Date shall be May 16, 2005. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on the overdue Accreted Principal Amount and premium, if any, at a rate equal to 1% per annum in excess of the rate then in effect to the extent lawful; and it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

      2. METHOD OF PAYMENT. The company shall pay interest on the Notes to the Persons who are registered Holders of Notes at the close of business on the May 1 or November 1 immediately preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest and except as provided in the Indenture with respect to Deferred Interest. The Notes will be payable as to Accreted Principal Amount, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the Note Register, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

      3. PAYING AGENT, REGISTRAR AND CONVERSION AGENT. Initially, Wells Fargo Bank, N.A., the Trustee under the Indenture, will act as Paying Agent, Registrar, Conversion Agent and Collateral Agent. The Company may change any Paying Agent,

                                     A-R-5

Registrar, Conversion Agent or Collateral Agent without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

      4. INDENTURE. The Company issued the Notes under an Indenture dated as of November 22, 2004 (the "Indenture") between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the TIA. The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are obligations of the Company limited to $862,500,000, except as provided in Section 2.08 and Section 2.16 of the Indenture.

      5. OPTIONAL REDEMPTION. The Company shall not have the option to redeem any Notes pursuant to the Indenture prior to the earlier of (1) the sale of any Notes pursuant to the effective Shelf Registration Statement (as defined in the Resale Registration Rights Agreement) or (2) the date two years following the Issue Date. Following such date, the Company may redeem for cash the Notes (or in the case of clause (1) above, any such Notes that have been sold pursuant to the Shelf Registration Statement), in whole or in part, upon not less than 30 nor more than 60 days' notice, at a price in cash (the "REDEMPTION PRICE") equal to 100% of the Accreted Principal Amount of such Notes plus accrued and unpaid interest, Deferred Interest and Liquidated Damages, if any, on such Notes to, but excluding, the Redemption Date, if the Sale Price of the Common Stock has exceeded, for at least 20 Trading Days in any consecutive 30 Trading Day period, 180% of the Conversion Price if such 30 Trading Day period begins prior to November 16, 2007 and 150% of the Conversion Price if such 30 day Trading Day period begins thereafter.

      6. NOTICE OF REDEMPTION. Notice of redemption will be mailed by first class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder whose Notes are to be redeemed at its registered address. Notices of redemption may not be conditional. No Notes of $1,000 Original Principal Amount or less may be redeemed in part. Notes in denominations larger than $1,000 Original Principal Amount may be redeemed in part but only in whole multiples of $1,000 Original Principal Amount, unless all of the Notes held by a Holder are to be redeemed. On and after the Redemption Date, interest ceases to accrue on Notes or portions thereof called for redemption.

      7. MANDATORY REDEMPTION. Except as otherwise provided in Article 11 of the Indenture, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

      8. REPURCHASE AT OPTION OF HOLDER. If a Fundamental Change occurs, the Company shall, in accordance with the terms of the Indenture, make an offer to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Notes not theretofore called for redemption at a purchase price equal to 100% of the Accreted Principal Amount of the Notes to be purchased, plus any accrued and unpaid interest (including Deferred Interest and Liquated Damages, if any) to but excluding the Repurchase Date, unless such Repurchase Date falls after a Record Date and on or prior to the corresponding Interest Payment Date, in which case the Company will pay the full amount of accrued and unpaid interest (including Liquated

                                     A-R-6

Damages, if any, but excluding any Deferred Interest) payable on such Interest Payment Date to the holder of record at the close of business on the corresponding Regular Record Date, but any accrued Deferred Interest shall be paid to the Holder tendering Notes for repurchase. The Repurchase Price must be paid in cash. Within 20 days following any Fundamental Change, the Company shall mail a notice to each Holder describing the transaction or transactions that constitute the Fundamental Change and offering to repurchase Notes on the Repurchase Date specified in such notice, pursuant to the procedures required by the Indenture and described in such notice.

      9. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 Original Principal Amount and integral multiples of $1,000 Original Principal Amount. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.

      10. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

      11. AMENDMENT AND SUPPLEMENT. The Indenture or the Notes may be amended or supplemented only as set forth in Article 9 of the Indenture.

      12. DEFAULTS AND REMEDIES. The Notes shall have the Events of Default set forth in Section 6.01 of the Indenture. In the case of an Event of Default set forth in Section 6.01(f) or (g), the Accreted Principal Amount of all outstanding Notes will become due and payable without further action or notice. If any other Event of Default occurs and is continuing, the Trustee by notice to the Company or the Holders of at least 25% in Original Principal Amount of the then outstanding Notes by notice to the Company and the Trustee may declare the Accreted Principal Amount of all the Notes to be due and payable immediately. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Holders shall have such other rights as set forth in Article 6 of the Indenture.

      13. CONVERSION. Subject to and upon compliance with the provisions of the Indenture, the Holder of this Note is entitled, at its option, to convert this Note (or any portion of the Original Principal Amount hereof that is an integral multiple of U.S.$1,000, provided that the unconverted portion of such Original Principal Amount is U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof) into fully paid and nonassessable shares of Common Stock of the Company at an initial Conversion Rate of 413.2231 shares of Common Stock for each U.S.$1,000 Original Principal Amount of Notes (or at the current adjusted Conversion Rate if an adjustment has been made as provided in the Indenture), plus the Early Conversion Make Whole Amount and Redemption Make Whole Amount if required pursuant to the terms of the Indenture.

      The Conversion Rate is subject to adjustment as provided in the Indenture.

                                     A-R-7

      14. SECURITY. Holders are entitled to the benefits of the Pledge Agreement and the pledge of the Pledged Securities as set forth in the Pledge Agreement and Article 12 of the Indenture.

      15. REGISTRATION RIGHTS AGREEMENT AND LIQUIDATED DAMAGES. Holders of this Note, including any Person that has a beneficial interest in this Note, are entitled to the benefits of the Resale Registration Rights Agreement and the Share Lending Registration Rights Agreement, including the right to receive Liquidated Damages under the circumstances, in the amount and subject to the terms set forth therein.

      16. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

      17. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator, member or stockholder of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes

      18. GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS NOTE AND THE INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE OR THIS NOTE.

      19. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature (which may be by facsimile) of the Trustee or an authenticating agent.

      20. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

      21. CUSIP NUMBERS. No representation is made as to the accuracy of any CUSIP numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

      The Company will furnish to any Holder upon written request and without charge a copy of the Indenture, the Resale Registration Rights Agreement or the Share Lending Registration Rights Agreement. Requests may be made to:

                                     A-R-8

      Charter Communications, Inc.
      12405 Powerscourt Drive
      St. Louis, Missouri 63131
      Attention: Secretary
      Telecopier No.: (314) 965-0555

                                     A-R-9

                                                                      Schedule I

                   [Include Schedule I only for a Global Note]

                          CHARTER COMMUNICATIONS, INC.
                     5.875% Convertible Senior Note Due 2009

No.

      The initial Original Principal Amount of this Global Note is $_________.

                                                     Notation Explaining Original          Authorized Signature of
Date        Original Principal Amount                Principal Amount Recorded             Trustee or Custodian

                                     A-R-10

                                 ASSIGNMENT FORM

      To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:___________________________________
                                                (Insert assignee's legal name)

________________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint                                                   to
transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:_______________

     Your Signature:____________________________________________________________
                    (Sign exactly as your name appears on the face of this Note)

     Signature Guarantee*: _____________________________________________________

_________________

      * Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                     A-R-11

                       OPTION OF HOLDER TO ELECT PURCHASE

      If you want to elect to have this Note purchased by the Company pursuant to Article 11 of the Indenture, check below:

      | | Purchase pursuant to Article 11

      If you want to elect to have only part of the Note purchased by the Company pursuant to Article 11 of the Indenture, state the Original Principal Amount you elect to have purchased:

$ ______________________________

Date: __________________________

    Your Signature: ____________________________________________________________
                    (Sign exactly as your name appears on the face of this Note)

    Tax Identification No.: ____________________________________________________

    Signature Guarantee*: ______________________________________________________

____________

      * Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                     A-R-12

                                CONVERSION NOTICE

      The undersigned Holder of this Note hereby irrevocably exercises the option to convert this Note, or any portion of the Original Principal Amount hereof (which is U.S.$1,000 or an integral multiple of U.S.$1,000 in excess thereof, provided that the unconverted portion of such Original Principal Amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Note, and directs that such shares, together with a check in payment for any fractional share, any other amounts payable to the Holder in connection with such conversion and any Notes representing any unconverted Original Principal Amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Common Stock or Notes are to be registered in the name of a Person other than the undersigned, (a) the undersigned will pay all transfer taxes payable with respect thereto and (b) signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Notes Exchange Act of 1934. Any amount required to be paid by the undersigned on account of interest accompanies this Note.

Dated:______________________             _______________________________________
                                                     Signature(s)

If shares or Notes are to be registered in the name of a Person other than the Holder, please print such Person's name and address:

__________________________________________________
Name

__________________________________________________

__________________________________________________
(Address)

__________________________________________________
Social Security or other Identification Number, if any

__________________________________________________
(Signature Guaranteed)

If only a portion of the Notes is to be converted, please indicate:

1.    Original Principal Amount to be converted: U.S. $__________

                                     A-R-13

2. Original Principal Amount and denomination of Notes representing unconverted principal amount to be issued:

      Amount: U.S. _________________$ Denominations: U.S. $________________

(U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof, provided that the unconverted portion of such Original Principal Amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof)

                                     A-R-14

                 ANNEX A - FORM OF RESTRICTED NOTES CERTIFICATE

                          RESTRICTED NOTES CERTIFICATE

         (For transfers pursuant to Section 2.07(b)(ii) and 2.07(b)(iii)
                                of the Indenture)

Wells Fargo Bank, N.A.
Sixth & Marquette; N9303-120
Minneapolis, MN 55479
Attention: Corporate Trust Services
Fax: 612-667-9825

      Re: 5.875% CONVERTIBLE SENIOR NOTES DUE 2009 OF CHARTER COMMUNICATIONS,
          INC. (THE "NOTES")

      Reference is made to the Indenture, dated as of November 22, 2004 (the "INDENTURE"), from Charter Communications, Inc. (the "COMPANY") to Wells Fargo Bank, N.A., as Trustee. Terms used herein and defined in the Indenture or Rule 144 under the U.S. Securities Act of 1933 (the "SECURITIES ACT") are used herein as so defined.

      This certificate relates to U.S. $   Original Principal Amount of Notes,
which are evidenced by the following certificate(s) (the "SPECIFIED NOTES"):

      CUSIP No. 16117MAD9

      CERTIFICATE No(s). ________________

      The person in whose name this certificate is executed below (the "UNDERSIGNED") hereby certifies that either (i) it is the sole beneficial owner of the Specified Notes or (ii) it is acting on behalf of all the beneficial owners of the Specified Notes and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Notes are represented by a Global Note, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Notes are not represented by a Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.

      The Owner has requested that the Specified Notes be transferred to a person (the "TRANSFEREE") who will take delivery in the form of a Restricted Note. In connection with such transfer, the Owner hereby certifies that such transfer is being effected pursuant to an effective registration statement under the Securities Act or it is being effected in accordance with Rule 144A, or pursuant to another exemption from registration under the Securities Act (if available) or Rule 144 under the Securities Act and all applicable laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

      (1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

            (A) the Specified Notes are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

            (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

      (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

            (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the date the Specified Notes were acquired from the Company or from an affiliate (as such term is defined in Rule 144) of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of paragraphs
      (e), (f) and (h) of Rule 144; or

            (B) the transfer is occurring after a period of at least two years has elapsed since the date the Specified Notes were acquired from the Company or from an affiliate (as such term is defined in Rule 144) of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

      (3) Transfers Pursuant to Other Securities Act Exemptions. If the transfer is being effected pursuant to a Securities Act exemption other than ones set forth in (1) or (2) above, there shall be delivered to the Company an opinion of counsel with respect to such Owners.

      This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

      Dated:  __________________________

      Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)

      Dated: ___________________________
      Name:  ___________________________
      Title: ___________________________

      (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                ANNEX B - FORM OF UNRESTRICTED NOTES CERTIFICATE

                         UNRESTRICTED NOTES CERTIFICATE

      (For removal of Restricted Notes Legend pursuant to Section 2.07(c))

Wells Fargo Bank, N.A.
Sixth & Marquette; N9303-120
Minneapolis, MN 55479
Attention: Corporate Trust Services
Fax: 612-667-9825

      RE: 5.875% CONVERTIBLE SENIOR NOTES DUE 2009 OF CHARTER COMMUNICATIONS,
          INC. (THE "NOTES")

      Reference is made to the Indenture, dated as of November 22, 2004 (the "INDENTURE"), from Charter Communications, Inc. (the "COMPANY") to Wells Fargo Bank, N.A., as Trustee. Terms used herein and defined in the Indenture or in Rule 144 under the U.S. Securities Act of 1933 (the "SECURITIES ACT") are used herein as so defined.

      This certificate relates to U.S.$      Original Principal Amount of Notes,
which are evidenced by the following certificate(s) (the "SPECIFIED NOTES"):

      CUSIP No. 16117MAD9

      CERTIFICATE No(s).____________________

      The person in whose name this certificate is executed below (the "UNDERSIGNED") hereby certifies that either (i) it is the sole beneficial owner of the Specified Notes or (ii) it is acting on behalf of all the beneficial owners of the Specified Notes and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Notes are represented by a Global Note, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Notes are not represented by a Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.

      The Owner has requested that the Specified Notes be exchanged for Notes bearing no Restricted Notes Legend pursuant to Section 2.07(c) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring (i) pursuant to an effective registration statement under the Securities Act, or (ii) after a period of at least two years has elapsed since the date the Specified Notes were acquired from the Company or from an "affiliate" (as such term is defined in Rule 144) of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Notes must comply with all applicable Notes laws of the states of the United States and other jurisdictions.

      This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

      Dated: ___________________________

      Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)

      Dated: ___________________________
      Name:  ___________________________
      Title: ___________________________

      (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                     ANNEX C - FORM OF SURRENDER CERTIFICATE

      In connection with the certification contemplated by Section 10.02 relating to compliance with certain restrictions relating to transfers of Restricted Notes, such certification shall be provided substantially in the form of the following certificate, with only such changes thereto as shall be approved by the Company:

                                   CERTIFICATE

                          CHARTER COMMUNICATIONS, INC.

                    5.875% CONVERTIBLE SENIOR NOTES DUE 2009

         This is to certify that as of the date hereof with respect to U.S.$ Accreted Principal Amount of the above-captioned Notes surrendered on the date hereof (the "SURRENDERED NOTES") for registration of transfer, or for conversion or repurchase where the Notes issuable upon such conversion or repurchase are to be registered in a name other than that of the undersigned Holder (each such transaction being a "transfer"), the undersigned Holder (as defined in the Indenture) certifies that the transfer of Surrendered Notes associated with such transfer complies with the restrictive legend set forth on the face of the Surrendered Notes for the reason checked below:

__________              The transfer of the Surrendered Notes is being made
                        pursuant to an effective registration statement under the Securities Act; or

__________              The transfer of the Surrendered Notes complies with Rule
                        144A under the Securities Act; or

__________              The transfer of the Surrendered Notes complies with Rule
                        144 under the United States Securities Act of 1933, as amended (the "Securities Act"); or

__________              The transfer of the Surrendered Notes has been made
                        pursuant to an exemption from registration under the Securities Act and an opinion of counsel has been delivered to the Company with respect to such transfer.

{Name of Holder}

      Dated: ___________________________

      *To be dated the date of surrender